As filed with the Securities and Exchange Commission on December 21, 1999
                                                Securities Act File No. 33-56094
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No. __

                          Post-Effective Amendment No. __

                              PILGRIM MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

           40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)

                                James M. Hennessy
                            Pilgrim Investments, Inc.
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                              Washington, DC 20006

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
    It is proposed that this filing will become effective on January 20, 2000 pursuant to Rule 488 under the Securities Act of 1933.
--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                           Pilgrim High Yield Fund III
                      (formerly Northstar High Yield Fund)
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                                                                February 8, 2000

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the Pilgrim High Yield Fund III (formerly Northstar High Yield Fund) to be held at 9:30 a.m., local time, on March 24, 2000, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     The Board of Trustees has approved the reorganization (the "Reorganization") of the Pilgrim High Yield Fund III into the Pilgrim High Yield Fund II, which is managed by Pilgrim Investments, Inc. and is part of the Pilgrim group of funds. The Pilgrim High Yield Fund II has investment objectives and policies that are substantially similar to those of Pilgrim High Yield Fund
III. The Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of the funds for your evaluation.

     After careful consideration, the Board of Trustees unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the reorganization is enclosed. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 23, 2000.

     Pilgrim High Yield Fund III is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,


                                   Robert W. Stallings
                                   President

                           Pilgrim High Yield Fund III
                    (formerly Northstar High Yield Bond Fund)
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                           PILGRIM HIGH YIELD FUND III
                          TO BE HELD ON MARCH 24, 2000

To the Shareholders:

     A Special Meeting of Shareholders of the Pilgrim High Yield Fund III (formerly Northstar High Yield Fund) will be held on March 24, 2000 at 9:30 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim High Yield Fund III by Pilgrim High Yield Fund II; and

2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on January 24, 2000, are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees


                                        James M. Hennessy,
                                        Secretary

February 8, 2000

                                TABLE OF CONTENTS


INTRODUCTION...................................................................1

SUMMARY........................................................................2

INVESTMENT OBJECTIVES AND POLICIES.............................................5

  COMPARISON OF OBJECTIVES AND PRIMARY INVESTMENTS.............................5
  COMPARISON OF PORTFOLIO CHARACTERISTICS......................................7
  COMPARISON OF RISKS..........................................................9
  COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES...........................9

COMPARISON OF FEES AND EXPENSES...............................................12

  OPERATING EXPENSES..........................................................13
  ANNUAL FUND OPERATING EXPENSES..............................................14
  EXPENSE REIMBURSEMENT ARRANGEMENTS..........................................15
  TRANSACTION FEES ON NEW INVESTMENTS.........................................16

ADDITIONAL INFORMATION ABOUT HIGH YIELD FUND II...............................17

INFORMATION ABOUT THE REORGANIZATION..........................................19

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................22

GENERAL INFORMATION...........................................................23

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

APPENDIX C...................................................................C-1

APPENDIX D...................................................................D-1

APPENDIX E...................................................................E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 MARCH 24, 2000

                           PILGRIM HIGH YIELD FUND III
                      (formerly Northstar High Yield Fund)

                       relating to the reorganization into

                           PILGRIM HIGH YIELD FUND II,
                        a series of Pilgrim Mutual Funds
                           (COLLECTIVELY, THE "FUNDS")


                                  INTRODUCTION


     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of Pilgrim High Yield Fund III (formerly Northstar High Yield
Fund) ("High Yield Fund III") to Pilgrim High Yield Fund II ("High Yield Fund II") in exchange for shares of High Yield Fund II (the "Reorganization"). High Yield Fund III would then distribute to you your portion of the shares of High Yield Fund II it received in the Reorganization. The result would be a liquidation of High Yield Fund III. You would receive shares of High Yield Fund II having an aggregate value equal to the aggregate value of the shares you held of High Yield Fund III as of the close of business on the business day before the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of High Yield Fund III, are being asked to approve a transaction that will result in your holding of shares of High Yield Fund II, this Proxy Statement also serves as a Prospectus for High Yield Fund II.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the High Yield Fund II that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information for Pilgrim group of funds dated January 4, 2000, each of which may be obtained, without charge, by calling (800) 992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for High Yield Fund II dated June 30, 1999 is included herewith and is incorporated herein by reference. You may receive a copy of the most recent annual report for any of the Funds and a copy of any more recent semi-annual report, without charge, by calling (800) 992-0180.

     You may also obtain proxy materials, reports and other information filed by High Yield Fund II from the SEC's Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

     THE PROPOSED REORGANIZATION. On November 16, 1999, the Board of Trustees of High Yield Fund III (formerly Northstar High Yield Fund) approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of High Yield Fund III to High Yield Fund II, in exchange for shares of High Yield Fund II;

     * the assumption by High Yield Fund II of all of the liabilities of High Yield Fund III;

     * the distribution of the High Yield Fund II shares to the shareholders of High Yield Fund III, and;

     *    the   complete    liquidation    of   High   Yield   Fund   III   (the
          "Reorganization").

     The Reorganization is expected to be effective upon the opening of business on March 27, 2000, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A, Class B, Class C and Class T shares of High Yield Fund III would become a shareholder of the same Class of High Yield Fund II. Each shareholder would hold, immediately after the Closing, shares of each Class of High Yield Fund II having an aggregate value equal to the aggregate value of the shares of that same Class of High Yield Fund III held by that shareholder as of the close of business on the business day preceding the Closing.

     The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two substantially similar mutual funds within the same group of funds. Shareholders in High Yield Fund III are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

     Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of High Yield Fund III.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF HIGH YIELD FUND III UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

     In considering whether to approve the Reorganization, you should note that:

     * High Yield Fund II and High Yield Fund III have substantially similar investment objectives and policies. One difference is that High Yield Fund III's primary investment objective is to seek a high level of current income while the investment objective of High Yield Fund II is a high level of current income and capital growth. However, each Fund normally seeks its objectives by investing primarily in high yield debt securities.

     * The proposed Reorganization offers actual or potential reductions in total operating expenses for shareholders of High Yield Fund III. The Funds each have the same management fee at an annual rate of 0.60% of the Fund's average daily net assets. This chart compares the operating expenses, management fees, and distribution and shareholder service fees of the Funds.

                                                                                    Distribution and
                           Operating Expenses(2)         Management Fees(3)        Shareholders Fees(3)
                         -------------------------   -------------------------   -------------------------
Class of Shares           A      B      C      T      A      B      C      T      A      B      C      T
                         -------------------------   -------------------------   -------------------------
High Yield Fund II(1)    1.10%  1.75%  1.75%   N/A   0.60%  0.60%  0.60%   N/A   0.35%  1.00%  1.00%   N/A

High Yield Fund III      1.29%  2.00%  2.00%  1.62%  0.60%  0.60%  0.60%  0.60%  0.30%  1.00%  1.00%  0.65%

----------
(1) Pilgrim Investments, Inc. limits the expenses of High Yield Fund II pursuant to the terms of an Expense Limitation Agreement. See "Comparison of Fees and Expenses - Expense Limitation Arrangements" for more information.
(2) Operating Expenses are expressed as a ratio of expenses to average daily net assets ("expense ratio") based on the one-year period ending June 30, 1999 (as adjusted for contractual changes).
(3)  Fees are expressed as an annual rate of average daily net assets.

     Combining the Funds should lower expenses further because of economies of scale realized from a larger asset base. This chart shows an estimate of the likely expenses after the Reorganization.

                                                                             Distribution and
                     Operating Expenses            Management Fees           Shareholders Fees
                  -------------------------   -------------------------   -------------------------
Class of Shares    A      B      C      T            All Classes           A      B      C      T
                  -------------------------   -------------------------   -------------------------
Combined Funds
(pro forma)       1.10%  1.75%  1.75%  1.40%  0.60%  0.60%  0.60%  0.60%  0.35%  1.00%  1.00%  0.65%

     * An expense limitation arrangement is in place for High Yield Fund II, under which Pilgrim Investments limits the ordinary operating expenses borne by the Fund. Even without this expense limitation arrangement, the expense ratio for each Class of High Yield Fund II (as adjusted for contractual changes) would have been lower than the expense ratio for the same Class of High Yield Fund III for the year ended June 30, 1999. For this period, the expense ratio for Class A shares was 1.27% for High Yield Fund II and 1.29% for High Yield Fund III. The expense limitation arrangement is described below in the section "Expense Limitation Arrangements" and under the table "Annual Fund Operating Expenses." The current expense limitation agreement for High Yield Fund II provides that it will remain in effect through at least October 31, 2001.

     *    The current sales load structure for the Funds is identical.

     For further information on fees and expenses, see "Comparison of Fees and Expenses."

     * The Funds have affiliated management. Pilgrim Investments, Inc., 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the investment manager to High Yield Fund II. Pilgrim Advisors, Inc., (formally Northstar Investment Management Corporation), 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the investment manager for High Yield Fund III. Both are affiliated subsidiaries of the same holding company, ReliaStar Financial Corp. Because these firms share investment resources, the investment personnel who manage the Funds currently are the same.

PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION. The purchase, redemption and exchange provisions and privileges for High Yield Fund III and High Yield Fund II are currently the same. Prior to November 1, 1999, there were differences in these provisions including differences in sales loads. As a result, the contingent deferred sales load structure of the High Yield Fund III shares held by you prior to November 1, 1999 will apply to the High Yield Fund II shares issued to you in the Reorganization. In addition, you will receive credit for the period that you held your High Yield Fund III shares for purposes of calculating any contingent deferred sales charges and determining conversion rights with regard to High Yield Fund II shares you acquire in the Reorganization. Similar to Class B shares of High Yield Fund III, Class B shares of High Yield Fund II will convert to Class A eight years after their purchase date.

     Purchases of shares of High Yield Fund II after the Reorganization will be subject to the sales load structure and conversion characteristics of High Yield Fund II. For additional information on purchase, redemption and exchange procedures see "Comparison of Fees and Expenses" and "Appendix B - Additional Information Regarding High Yield Fund II."

     FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

     High Yield Fund II and High Yield Fund III have substantially similar investment objectives and policies.

     * High Yield Fund II seeks a high level of current income and capital growth.

     *    High Yield Fund III seeks high current income.

Primary Investment Strategies

Debt Securities:

     * Generally, each Fund invests at least 65% of its total assets in high yield debt securities, commonly referred to as "junk bonds," and, for High Yield Fund II, convertible securities.

     * High Yield Fund II has no limit on either the portfolio maturity or the acceptable rating of securities by the Fund. In pursuing High Yield Fund II's objectives, Pilgrim Investments seeks to identify situations in which the rating agencies have not fully perceived the value of the security.

     * High Yield Fund III can invest up to 100% of its assets in debt securities rated as low as Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Services ("S&P") or in securities that are not rated but that Pilgrim Advisors considers to be of equivalent quality, and up to 1% of its assets in bonds in the lowest rating categories. Debt securities rated Ca or CC are generally considered to be of poor standing and predominantly speculative and defaults in payment of interest and/or principal may be probable. However, these debt securities pay a higher interest yield in an attempt to attract investors.

     * Both Funds may invest in short-term high-quality debt instruments for liquidity and temporary defensive purposes.

Equity Securities:

     * High Yield Fund II may invest up to 35% of its total assets in equity securities.

     * High Yield Fund III may also invest up to 25% of its assets in equity or equity-related instruments, such as preferred stocks, convertible securities and rights and warrants associated with debt instruments.

Foreign Securities:

     * High Yield Fund III may invest up to 35% of its assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange.

     * High Yield Fund II may invest in securities, including high yield debt and equity securities, of both U.S. and foreign issuers. The foreign issuers may be in emerging market countries. High Yield Fund II is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalizations above $100 million at the time of purchase.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain of the holdings of High Yield Fund III that were transferred to High Yield Fund II in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for High Yield Fund II, and the realization of taxable gains or losses.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 1999:

                                               HIGH YIELD FUND II                       HIGH YIELD FUND III
                                               ------------------                       -------------------
Net Assets                                        $80,524,199                               $243,541,285

Number of Holdings                                     62                                       102

Average Credit Quality                                 B                                         B+

Average Remaining Maturity
of High Yield Securities                           6.9 years                                 7.5 years

Portfolio Turnover Rate
(12 months ended 6/30/99)                              44%                                       38%

As a percentage of net assets:
    Equity Securities                                 0.2%                                      0.4%
    Investment Grade Debt
      Securities                                      1.8%                                      0.6%
    High Yield Debt Securities                       88.0%                                     79.5%
    Convertible Securities                            0.0%                                      0.0%
    Foreign Securities                                0.0%                                     13.2%
    Zero Coupon Bonds                                 0.0%                                      0.0%
    Borrowings                                        0.0%                                      0.0%
    Short-term Investments                            5.8%                                      0.7%
    Issues Paid in Cash                               0.0%                                      0.0%


Top 5 Industries                 Communications - CLEC                 13.0%   Gaming & Lottery             14.1%
(as a % of net assets)           Communications - Telecommunications    8.0%   Broadcasting                  9.9%
                                 Entertainment & Leisure                7.4%   Food, Beverage & Tobacco      9.0%
                                 Transportation                         6.2%   Cable Television              6.1%
                                 Diversified Financial Services         5.8%   Printing/Publishing           6.0%

Top 10 Holdings                  Winstar Communications                 3.2%   Intracel Corp.                2.2%
(as a % of net assets)           ITC Deltacom                           2.6%   Allied Waste North America,
                                 Metromedia Fiber                       2.6%     Inc.                        2.1%
                                 Resource America                       2.5%   Echostar Communications       2.1
                                 Supreme Int'l Corp.                    2.5%   Fage Dairy Industries SA      2.1%
                                 Majestic Star Casino                   2.5%   AES Corp.                     2.0%
                                 Hollywood Entertainment                2.4%   Americo Life, Inc.            1.9%
                                 Viatel, Inc.                           2.4%   Waterford Gaming LLC Finance
                                 Amkor Technology, Inc.                 2.4%     Corp.                       1.8%
                                 ICG Services                           2.3%   Jupiters Ltd.                 1.8%
                                                                               JCAC, Inc.                    1.8%
                                                                               Charter Communications
                                                                                 Holdings LLC                1.8%

     The following table compares the credit rating of the securities held by the Funds. Generally, the lower the rating the greater the credit risk presented by an instrument (D is the lowest rating shown and BBB is the highest). Normally, lower rated securities pay higher rates of interest. For the dates December 31, 1998, and June 30, 1999, the average weighted percentage of each Fund's assets invested in securities with the following ratings (based on month-end holdings) were as follows:

S&P RATING              HIGH YIELD FUND II                HIGH YIELD FUND III
                    --------------------------         -------------------------
                    12/31/98          06/30/99         12/31/98         06/30/99
                    --------          --------         --------         --------
A
  RATED               0.0%              0.0%             1.0%             1.2%
  UNRATED*            0.0%              0.0%             0.0%             0.0%
BBB
  RATED               0.0%              1.8%             0.5%             0.4%
  UNRATED*            0.0%              0.0%             2.0%             0.0%
BB
  RATED               10.3%            11.1%            36.3%            31.7%
  UNRATED*             0.0%             0.0%             0.0%             0.0%
B
  RATED               62.8%             57.6%           41.5%            45.1%
  UNRATED*             0.0%              0.0%            1.7%             0.0%
CCC
  RATED               13.0%             10.9%            7.8%             6.4%
  UNRATED*            13.9%             18.0%            9.2%            15.2%
CC
  RATED                0.0%              0.6%            0.0%             0.0%
  UNRATED*             0.0%              0.0%            0.0%             0.0%

----------
* Deemed by the investment adviser to be equivalent to the same rating. For a discussion of the S&P ratings, see Appendix C.

RELATIVE PERFORMANCE

     The following table shows, for each calendar year since 1997, the average annual total return for (a) Class A shares of the High Yield Fund II, (b) Class A shares of the High Yield Fund III, (c) the First Boston High Yield Index, and
(d) the Lehman High Yield Bond Index. Performance for the Funds does not reflect the deduction of sales loads. The First Boston High Yield Index and Lehman High Yield Bond Index have inherent performance advantages over the Funds, since they have no cash in their portfolios, and incur no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

  CALENDAR
YEAR/PERIOD       HIGH YIELD    HIGH YIELD   FIRST BOSTON(3)     LEHMAN HIGH(4)
   ENDED          FUND II(2)     FUND III    HIGH YIELD INDEX   YIELD BOND INDEX
-----------       ----------     --------    ----------------   ----------------
 12/31/97           21.05%        11.17%          12.63%            12.76%
 12/31/98            4.69%         2.25%           0.58%             1.87%
 09/30/99(1)         2.62%        (1.52%)          1.17%             0.75%

----------
(1)  Not annualized.

(2) Performance for Class A shares of High Yield Fund II for periods prior to March 27, 1998, the date on which that Fund first offered A shares, is based upon the performance of the Institutional Class shares of the Fund, which were first offered on July 31, 1996, as restated to reflect the higher fees and expenses of Class A shares, excluding the deduction of sales charges. Prior to May 24, 1999, a different investment adviser managed Pilgrim High Yield Fund II.

(3) The First Boston High Yield Index is an unmanaged index of high yield bonds.

(4) The Lehman High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities.

COMPARISON OF RISKS INVOLVED IN INVESTING IN THE FUNDS

     Because the Funds share similar investment objectives and policies, the risks of an investment in the Funds are substantially similar. The principal risk of investment in either Fund is fluctuation in the net asset value of the Fund's shares. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect such fluctuations.

     Each Fund is subject to credit risk. An issuer of a security held by a Fund may default, become bankrupt or become unable to meet a financial obligation, thereby decreasing the value of the Fund's holdings. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession. High yield securities are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments, and generally present a greater risk of default on payment of principal and interest by the issuer than higher rated securities.

     Each Fund is also subject to interest rate risk. For each Fund, the value of the Fund's investments may fluctuate with changes in interest rates. Generally, when interest rates rise the value of debt securities will fall, and when interest rates fall the value of debt securities will increase.

     Certain risks associated with an investment in High Yield Fund II are summarized below in "Comparison of Securities and Investment Techniques."

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES

     The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk.

     HIGH YIELD SECURITIES. Each Fund normally invests at least 65% of its assets in high yield securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality ("high yield securities"). High yield securities generally provide greater income and increased opportunity for capital appreciation than higher quality debt securities, but they also typically entail greater potential credit risk and price volatility. High Yield Fund II is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalizations above $100 million at the time of purchase.

     High yield securities are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities tend to be more sensitive to adverse economic downturns or individual corporate developments than higher-rated investments. The market prices of high yield securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes.

     High yield securities may be less liquid than higher grade bonds. Less liquidity could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high yield securities.

     CORPORATE DEBT SECURITIES. Most high yield securities are corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

     EQUITY SECURITIES. Both Funds may invest in equity securities. Equity securities face market, issuer and other risks, and their values may rise or fall, sometimes rapidly and unpredictably. Market risk is the risk that the securities may decline in value due to factors affecting securities markets generally, or those of a particular industry. Issuer risk is the risk that the value of a security may decline for reasons related to the issuer, such as changes in the financial condition of the issuer. Although equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     MORTGAGE-RELATED SECURITIES. Both Funds have no limit on the percentage of their assets that may be invested in such securities. Investments in mortgage-related securities involve certain risks. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-backed security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund.

     FOREIGN SECURITIES. High Yield Fund II may invest up to 35% of its total assets in equity securities of U.S. and foreign issuers. High Yield Fund II may invest in high yield debt securities and equity securities of both U.S. and foreign issuers. The foreign issuers may be emerging countries. High Yield Fund II is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalizations above $100 million at the time of purchase. High Yield Fund III may invest up to 35% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange.

     There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     RESTRICTED AND ILLIQUID SECURITIES. High Yield Fund II may invest up to 15% of its net assets in illiquid securities, but has no percentage limit on restricted securities that are liquid. High Yield Fund III has a similar restriction. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without registration with the SEC by certain institutional investors known as "qualified institutional buyers." For both Funds, restricted securities could be treated as liquid. Restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

     USE OF DERIVATIVES. Generally, derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. High Yield Fund II may use options, futures contracts and interest rate and currency swaps as hedging techniques. High Yield Fund III may invest in exchange-traded or over-the-counter derivatives, including options, futures contracts, options on futures, and forward contracts. Mortgage-backed securities in which the Funds may invest may be considered to be derivatives.

     A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities and the futures contract.

     BORROWING. High Yield Fund II may borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. High Yield Fund III may borrow from banks solely for temporary or emergency purposes. Total borrowings by either Fund may not exceed one-third of the Fund's total assets. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value (NAV) of a Fund, and money borrowed will be subject to interest costs.

     TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund may, on a temporary basis, invest all of its assets in short-term instruments to maintain liquidity or for temporary defensive purposes. The short-term instruments in which both Funds may invest include: U.S. Government securities; other high-quality corporate debt securities; commercial paper; certificates of deposit; repurchase agreements; and other high-quality short-term debt securities.

                         COMPARISON OF FEES AND EXPENSES

     The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds will allow shareholders to realize economies of scale. For further information on the fees and expenses of High Yield Fund II, see "Appendix B - Additional Information Regarding High Yield Fund II."

     OPERATING EXPENSES. The operating expenses of High Yield Fund II, expressed as a ratio of expenses to average daily net assets ("expense ratio") (as adjusted for contractual changes) are lower than those of High Yield Fund III for the year ending June 30, 1999.

     * The net expenses for Class A, Class B and Class C shares of High Yield Fund II are lower by 0.19%, 0.25% and 0.25%, respectively, than those of the same classes of High Yield Fund III.

     * The Funds each have the same management fee at an annual rate of 0.60% of the Fund's average daily net assets.

     * The fees for distribution and shareholder servicing for High Yield Fund II are the same as High Yield Fund III, with the exception of Class A, for which they are 0.05% lower for High Yield Fund III.

     It is expected that combining the Funds will lower operating expenses to a level less than the operating expenses of either Fund prior to the Reorganization. For more information, see the estimated PRO FORMA expenses in the table "Annual Fund Operating Expenses".

     An expense limitation arrangement is in place for High Yield Fund II, under which Pilgrim Investments limits the ordinary operating expenses borne by the Fund. Without this expense limitation arrangement, the expense ratio for each Class of High Yield Fund II (as adjusted for contractual changes) would have been lower than the expense ratio for the same Class of High Yield Fund III for the year ended June 30, 1999. For this period, the expense ratio for Class A shares was 1.27% for High Yield Fund II and 1.29% for High Yield Fund III. The expense limitation arrangement is described below in the section "Expense Limitation Arrangements" and under the table "Annual Fund Operating Expenses." The current expense limitation agreement for High Yield Fund II provides that it will remain in effect through at least October 31, 2001.

     The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are annualized based upon the operating expenses incurred for the year ending June 30, 1999 (as adjusted for contractual changes). PRO FORMA fees show estimated fees of High Yield Fund II after giving effect to the proposed reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

                         ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                     Distribution and
                                        Shareholder              Total Fund  Fee Waiver
                         Management      Servicing      Other    Operating       by       Net Fund
                            Fees      (12b-1) Fees(2)  Expenses   Expenses    Adviser(3)  Expenses
                         ----------  ----------------  --------  ----------  -----------  --------
CLASS A
  High Yield Fund II        0.60%          0.35%        0.32%       1.27%      (0.17)%      1.10%
  High Yield Fund III       0.60%          0.30%        0.39%       1.29%       None        1.29%
  Pro Forma                 0.60%          0.35%        0.17%       1.12%      (0.02)%      1.10%
CLASS B
  High Yield Fund II        0.60%          1.00%        0.32%       1.92%      (0.17)%      1.75%
  High Yield Fund III       0.60%          1.00%        0.40%       2.00%       None        2.00%
  Pro Forma                 0.60%          1.00%        0.17%       1.77%      (0.02)%      1.75%
CLASS C
  High Yield Fund II        0.60%          1.00%        0.32%       1.92%      (0.17)%      1.75%
  High Yield Fund III       0.60%          1.00%        0.40%       2.00%       None        2.00%
  Pro Forma                 0.60%          1.00%        0.17%       1.77%      (0.02)%      1.75%
CLASS T
  High Yield Fund II         N/A            N/A          N/A         N/A         N/A         N/A
  High Yield Fund III       0.60%          0.65%(4)     0.37%       1.62%       None        1.62%
  Pro Forma                 0.60%          0.65%        0.17%       1.42%      (0.02)%      1.40%

----------
(1) High Yield Fund II's fiscal year ends on June 30, while High Yield Fund III's fiscal year ends on December 31. To compare the expenses of the two Funds, expenses are shown for each Fund, and on a pro forma basis, based upon expenses incurred by each Fund for the 12 months ended June 30, 1999, as adjusted for contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).
(3) Pilgrim Investments has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for High Yield Fund II to 1.10%, 1.75%, 1.75% and 1.40%, for Class A, Class B, Class C and Class T shares, respectively, subject to possible later recoupment. Pilgrim Investments has agreed that the expense limitations shown in the table will apply to High Yield Fund II until at least October 31, 2001.
(4) For Class T shares, distribution and service (Rule 12b-1) fees may be up to 0.95%.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a PRO FORMA basis. The example assumes that you invest $10,000 in each Fund and in the surviving fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown; your actual costs may be higher or lower.

                                                                                         Pro Forma:
                  High Yield Fund II              High Yield Fund III               the Funds Combined**
            ------------------------------   ------------------------------    ------------------------------
              1       3       5       10       1       3       5      10         1       3       5      10
             Year   Years   Years   Years     Year   Years   Years   Years      Year   Years   Years   Years
            ------  ------  ------  ------   ------  ------  ------  ------    ------  ------  ------  ------
Class A     $  582  $  826  $1,107  $1,907   $  600  $  865  $1,149  $1,958    $  582  $  810  $1,059  $1,770
Class B        678     869   1,204   2,046      703     927   1,278   2,144*      678     853   1,155   1,909*
Class C        278     569   1,004   2,215      303     627   1,078   2,327       278     553     955   2,080
Class T        N/A     N/A     N/A     N/A      565     711     881   1,834**     543     645     772   1,611*

You would pay the following expenses if you did not redeem your shares:

                                                                                         Pro Forma:
                  High Yield Fund II              High Yield Fund III               the Funds Combined**
            ------------------------------   ------------------------------    ------------------------------
              1       3       5       10       1       3       5      10         1       3       5      10
             Year   Years   Years   Years     Year   Years   Years   Years      Year   Years   Years   Years
            ------  ------  ------  ------   ------  ------  ------  ------    ------  ------  ------  ------
Class A     $  582  $  826  $1,107  $1,907   $  600  $  865  $1,149  $1,958    $  582  $  810  $1,059  $1,770
Class B        178     569   1,004   2,046      203     627   1,078   2,144*      178     552     955   1,909*
Class C        178     569   1,004   2,215      203     627   1,078   2,327       178     553     955   2,080
Class T        N/A     N/A     N/A     N/A      165     511     881   1,834**     143     445     772   1,611*

----------
* The ten year calculations for Class B and Class T shares assume conversions of the Class B and T shares to Class A shares at the end of the eighth year following the date of purchase for High Yield Fund III and Pro Forma.
**   Estimated.

EXPENSE LIMITATION ARRANGEMENTS

     Pilgrim Investments has entered into an expense limitation agreement with respect to High Yield Fund II, pursuant to which Pilgrim Investments has agreed to waive or limit its fees and to assume other expenses through at least October 31, 2001 so that the total annual ordinary operating expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, expenses of any counsel or other persons or services retained by the Fund's trustees who are not "interested persons" of Pilgrim Investments) do not exceed 1.10%, 1.75%, 1.75% and 1.40% for Class A, B, C and T shares, respectively. High Yield Fund II will, in later years, reimburse Pilgrim Investments for fees deferred or other expenses paid during the previous 36 months, but only if, after such reimbursement, the operating expenses for the Fund are less than the percentage limitation set forth above for any such year.

GENERAL INFORMATION

     Class A, Class B, Class C and Class T shares of High Yield Fund II issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of High Yield Fund III held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held the High Yield Fund III shares will be included in the holding period of the High Yield Fund II shares for purposes of calculating any contingent deferred sales charge. Class B and Class T shares of High Yield Fund II issued to a shareholder in connection with the Reorganization that were issued prior to November 1, 1999 will convert to Class A shares eight years after the date that the corresponding Class B or Class T shares of High Yield Fund III were purchased by the shareholder. Purchases of shares of High Yield Fund II after the Reorganization will be subject to the sales load structure described in the table below for High Yield Fund II. This is the same sales load structure that is currently in effect for High Yield Fund III.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                  Class A    Class B     Class C     Class T
                                                  -------    -------     -------     -------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)    4.75%(1)    None        None        None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                    None (2)    5.00%(3)    1.00%(4)    4.00%

Neither High Yield Fund II nor High Yield Fund III has any redemption fees, exchange fees or sales charges on reinvested dividends.

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix B.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix B.
(3)  The fee has scheduled reductions after the first year. See "Class B Shares:
     Deferred Sales Charge Alternative" in Appendix B and "Contingent Deferred Sales Charge" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

SPECIAL RULES FOR SHARES OF THE HIGH YIELD FUND III
PURCHASED PRIOR TO NOVEMBER 1, 1999

     Prior to November 1, 1999, the contingent deferred sales charge on purchases of Class A shares of High Yield Fund III in excess of $1 million was different than the contingent deferred sales charge on similar purchases of High Yield Fund II. Shareholders of High Yield Fund III that purchased Class A shares subject to a contingent deferred sales charge prior to November 1, 1999 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 1, 1999 were as follows:

                                                            Time Period During
                                           CDSC             Which CDSC Applies
                                   --------------------    ---------------------
                                    11/01/99    Before      11/01/99    Before
                                   and After   11/01/99    and After   11/01/99
CDSC on Purchases of :
  $1,000,000 to $2,499,999           1.00%       1.00%     24 Months   18 Months
  $2,500,000 to $4,999,999           0.50%       0.50%     12 Months   18 Months
  $5,000,000 and over                0.25%       0.25%     12 Months   18 Months

In addition, prior to November 1, 1999, the contingent deferred sales charge on purchases of Class B shares of High Yield Fund III was different than the contingent deferred sales charge on similar purchases of High Yield Fund II. Shareholders of High Yield Fund III that purchased Class B shares subject to a contingent deferred sales charge prior to November 1, 1999 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 1, 1999 were as follows:

      Years After                            CDSC On Shares
       Purchase                                Being Sold
      -----------                  ----------------------------------
                                    11/01/99                  Before
                                   and After                 11/01/99
                                   ---------                 --------
     1st Year                          5%                       5%
     2nd Year                          4%                       4%
     3rd year                          3%                       3%
     4th Year                          3%                       2%
     5th Year                          2%                       2%
     6th Year                          1%                      --
     After 6th Year                   --                       --

                 ADDITIONAL INFORMATION ABOUT HIGH YIELD FUND II

INVESTMENT PERSONNEL

     Kevin G. Mathews, Senior Vice President and Senior Portfolio Manager of Pilgrim Investments, has served as Portfolio Manager of High Yield Fund II since May 1999. Additionally, he works with Pilgrim Advisors, Inc., formerly Northstar Investment Management Corporation and has been a member of the portfolio management team for High Yield Fund III since November 1, 1999. Mr. Mathews has served as Portfolio Manager to other funds within the Pilgrim group of funds since 1995.

PERFORMANCE OF HIGH YIELD FUND II

     The bar chart and table shown below provide an indication of the risks of investing in High Yield Fund II by showing (on a calendar year basis) changes in High Yield Fund II's annual total return from year to year and by showing (on a calendar year basis) how High Yield Fund II's average annual returns since inception compared to those of two broad-based securities market indices -- First Boston High Yield Index and Lehman High Yield Bond Index. Performance for periods prior to March 27, 1998, the date on which the Fund first offered Class A shares, is based upon the performance of the Institutional Class shares of the Fund, which were first offered on July 31, 1996. The information in the bar chart is based on the performance of the Class A shares of High Yield Fund II, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. Prior to May 24, 1999, a firm other than Pilgrim Investments managed the Fund. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                         CALENDAR YEAR-BY-YEAR RETURNS*


                          1997                21.05%
                          1998                 4.69%

* During the period shown in the chart, the Fund's best quarterly performance was 8.30% for the quarter ended September 30, 1997, and the Fund's worst quarterly performance was -7.14% for the quarter ended September 30, 1998. For the period January 1, 1999 through September 30, 1999, the total return of the Fund was 2.62%.

     The table below shows the average annual total returns of High Yield Fund II if you average out actual performance over various lengths of time, compared to the First Boston High Yield Index and the Lehman High Yield Bond Index, both unmanaged indices. The indices have an inherent performance advantage over High Yield Fund II since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. High Yield Fund II's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.


AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998 (1)

                                                                 Since Inception
                                                  1 Year            (7/31/96)
                                                  ------         ---------------
High Yield Fund II Class A (2)                    -0.32%             12.92%
First Boston High Yield Index (3)                  0.58%              8.43%
Lehman High Yield Bond Index (4)                   1.87%              8.97%

----------
(1) This table shows performance of the Institutional Class of the Fund, because Classes A, B and C shares of the Fund were not offered until March 27, 1998.
(2)  Reflects deduction of sales charge of 4.75%
(3) The First Boston High Yield Index is an unmanaged index of high yield bonds.
(4) The Lehman High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities.

     The table below shows the performance of High Yield Fund II if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                                                 SINCE INCEPTION
                                                1 YEAR              (7/31/96)
                                                ------           ---------------
High Yield Fund II Class A                      4.69%                 15.21%

----------
* This table shows performance of the Institutional Class of the Fund, because Classes A, B and C of the Fund were not offered until March 27, 1998.

     Additional information about High Yield Fund II is included in Appendix B to this Proxy Statement/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of High Yield Fund III to High Yield Fund II in exchange for Class A, Class B, Class C, and Class T shares in High Yield Fund II. High Yield Fund III will distribute the shares of High Yield Fund II received in the exchange to the shareholders of High Yield Fund III in complete liquidation of the High Yield Fund III.

     After the Reorganization, each shareholder of High Yield Fund III will own shares in High Yield Fund II having an aggregate value equal to the aggregate value of each respective class of shares in High Yield Fund III held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C or T shares of High Yield Fund III will receive shares of the corresponding class of High Yield Fund II. In the interest of economy and convenience, shares of High Yield Fund II generally will not be represented by physical certificates.

     Until the Closing, shareholders of High Yield Fund III will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by High Yield Fund II for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of High Yield Fund
III. The Reorganization Agreement also requires that each Fund take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at Appendix A.

     REASONS FOR THE REORGANIZATION. On October 29, 1999, the parent corporation of Pilgrim Advisors, formerly Northstar Investment Management Corporation, acquired Pilgrim Capital Corporation. Pilgrim Capital Corporation was the parent to Pilgrim Investments - investment manager to a group of funds that are called the Pilgrim Funds. As a result of that transaction, Pilgrim Investments and Pilgrim Advisors are now affiliated subsidiaries of the same holding company. Each Northstar Fund changed its name so that it is now called "Pilgrim." Many of the mutual funds advised by Pilgrim Advisors and Pilgrim Investments share similar investment objectives, strategies and risks. Because High Yield Fund II may invest in substantially the same types of securities as High Yield Fund III, the two Funds would be duplicative within the same group of funds. Therefore, it was determined that the Funds should be reorganized to realize economic efficiencies that would benefit the shareholders of both funds by spreading costs across a larger, combined asset base.

     The proposed Reorganization was presented to the Board of Trustees of High Yield Fund III for consideration and approval at a meeting on November 16, 1999. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" of High Yield Fund III (as defined in the Investment Company Act of 1940), determined that the interests of the shareholders of High Yield Fund III will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of High Yield Fund III and its shareholders.

     The Reorganization will allow High Yield Fund III's shareholders to continue to participate in a professionally-managed portfolio consisting primarily of high yield debt securities. As Class A, Class B, Class C and Class T shareholders of High Yield Fund II, these shareholders will continue to be able to exchange into other mutual funds in the larger Pilgrim group of funds that offer the same class of shares in which such shareholder is currently invested. A list of the current Pilgrim group of funds, and their available classes, is attached as Appendix D.

     BOARD CONSIDERATION. The Board of Trustees of High Yield Fund III, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) expense ratios and information regarding fees and expenses of High Yield Fund III and High Yield Fund II, including the planned expense limitation arrangement offered by Pilgrim Investments;

     (2) the similarity of High Yield Fund II's investment objectives, policies and restrictions with those of High Yield Fund III and the fact that the two Funds are duplicative within the overall group of funds;

     (3)  elimination   of   duplication  of  costs,   market   confusion,   and
          inefficiencies of having two similar funds;

     (4) shareholders who purchased shares of High Yield Fund III prior to November 1, 1999 would retain the sales charge structure in place prior to that date;

     (5) estimates that show that combining the Funds would result in lower expense ratios because of economies of scale;

     (6) the Reorganization would not dilute the interests of High Yield Fund III's current shareholders;

     (7) the relative investment performance and risks of High Yield Fund II as compared to High Yield Fund III; and

     (8) the tax-free nature of the Reorganization to High Yield Fund III and its shareholders.

     The Board of Trustees also considered the future potential benefits to Pilgrim Investments in that its costs to limit the expenses of High Yield Fund II are likely to be reduced if the Reorganization is approved.

     THE TRUSTEES OF HIGH YIELD TRUST III RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH HIGH YIELD FUND II.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither High Yield Fund III nor its shareholders nor High Yield Fund II is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, High Yield Fund III will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of High Yield Fund III's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of High Yield Fund III's shareholders.

     As of ________ ___, 1999, High Yield Fund III had accumulated capital loss carryforwards in the amount of approximately $ ____________. After the Reorganization, these losses will be available to High Yield Fund II to offset its capital gains, although the amount of these losses which may offset High Yield Fund II's capital gains in any given year may be limited. As a result of this limitation, it is possible that High Yield Fund II may not be able to use these losses as rapidly as High Yield Fund III might have, and part of these losses may not be useable at all. The ability of High Yield Fund II to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of High Yield Fund III. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of High Yield Fund II.

     EXPENSES OF THE REORGANIZATION. The Funds will bear the expenses relating to the proposed Reorganization, including but not limited to the costs of the proxy solicitation, which will be allocated ratably on the basis of their relative net asset values immediate before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. High Yield Fund II is a series of Pilgrim Mutual Funds, which is a Delaware business trust. Pilgrim Mutual Funds also offers other series, which are not involved in the Reorganization. High Yield Fund III is the only series of High Yield Fund III, which is organized as a Massachusetts business trust. Pilgrim Mutual Funds and High Yield Fund III are each governed by a Board of Trustees. High Yield Fund III has twelve trustees and High Yield Fund II has thirteen trustees, including the twelve members of the Board of High Yield Fund III.

     DISTRIBUTOR. Pilgrim Securities, Inc., (the "Distributor") whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the principal distributor for High Yield Fund II and High Yield Fund III. Formerly, Northstar Distributors, Inc. served as distributor for High Yield Fund III. However, on November 16, 1999 Northstar Distributors, Inc. merged with the Distributor.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays monthly dividends from net investment income, and pays capital gains, if any, at least annually. For each Fund, dividends and distributions are determined on a class basis. Dividends and distributions of High Yield Fund II are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Agreement is approved by High Yield Fund III's shareholders, then as soon as practicable before the Closing, High Yield Fund III will pay its shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of High Yield Fund II and High Yield Fund III as of June 30, 1999 and on a PRO FORMA basis as of June 30, 1999 giving effect to the
Reorganization:

                                           Net Asset Value
                          Net Assets          Per Share       Shares Outstanding
                          ----------          ---------       ------------------
HIGH YIELD FUND II
    Class A               $ 16,795,079         $11.57               1,451,200
    Class B               $ 41,882,346         $11.58               3,618,337
    Class C               $ 18,618,124         $11.58               1,608,363
    Class T                   N/A                N/A                   N/A

HIGH YIELD FUND III
    Class A               $ 26,747,858         $ 8.17               3,273,186
    Class B               $125,781,294         $ 8.17              15,399,860
    Class C               $ 21,331,511         $ 8.17               2,610,084
    Class T               $ 69,680,622         $ 8.17               8,533,000

PRO FORMA - HIGH YIELD FUND II INCLUDING HIGH YIELD FUND III
    Class A               $ 43,542,937         $11.57               3,763,434
    Class B               $167,663,640         $11.58              14,478,725
    Class C               $ 39,949,635         $11.58               3,449,882
    Class T               $ 69,680,622         $11.58               6,017,325

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about February 8, 2000. Shareholders of High Yield Fund III whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Pilgrim Advisors and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. High Yield Fund III has retained Shareholder Communications Corporation a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of High Yield Fund III may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with High Yield Fund III a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of High Yield Fund III that may be presented at the Meeting.

VOTING RIGHTS

     Shares of High Yield Fund III entitle its holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights and no preemptive or subscription rights. High Yield Fund III is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing Trustees, changing fundamental policies or approving an investment management agreement.

     Shareholders of High Yield Fund III at the close of business on January 24, 2000 (the "Record Date") will be entitled to be present and give voting instructions for High Yield Fund III at the Meeting with respect to their shares owned as of that Record Date. As of the Record Date, ____________ shares were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of High Yield Fund III. The Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from the time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     Prior to the Meeting, High Yield Fund III expects that broker-dealer firms holding its shares in "street name" for their customers will request voting instructions from their customers and beneficial owners.

     To the knowledge of High Yield Fund III, as of December 1, 1999, no current Trustee of High Yield Fund III owns 1% or more of the outstanding shares of the Fund and the officers and Trustees of High Yield Fund III own, as a group, less than 1% of the shares of High Yield Fund III.

     Appendix E hereto lists the persons that, as of November 22, 1999, owned beneficially or of record 5% or more of the outstanding shares of any Class of High Yield Fund III or High Yield Fund II.

OTHER MATTERS TO COME BEFORE THE MEETING

     High Yield Fund III does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     High Yield Fund III is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     Pilgrim Advisors will furnish, without charge, a copy of the most recent Annual Report regarding High Yield Fund III and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        James M. Hennessy, Secretary

February 8, 2000
40 North Central Avenue
Phoenix, Arizona  85004

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 1999, by and between Pilgrim Mutual Funds (the "Acquiring Company"), a Delaware business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, on behalf of Pilgrim High Yield Fund II (the "Acquiring Fund"), a separate series of the Acquiring Company, and Pilgrim High Yield Fund III (the "Acquired Fund"), a Massachusetts business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class T voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Company are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Acquiring Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Acquired Fund, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class T Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class T Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class T shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class T Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Declaration of Trust and then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Company's Board of Trustees.

     2.2 The net asset value of a Class A, Class B, Class C and Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Declaration of Trust and then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Company's Board of Trustees.

     2.3 The number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be March ___, 2000, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Company or at such other time and/or place as the parties may agree.

     3.2 The Acquiring Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), shall direct the Custodian to deliver as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class T shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Company and Board of Trustees of the Acquired Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is duly organized as a series of the Acquiring Company, which is a business trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 1999 have been audited by KPMG LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company;

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to Acquiring Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Registrations Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class T Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund and the Acquiring Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Company and the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Company and Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Acquired Fund and the Acquiring Fund pro rata based upon the relative net assets of the Funds as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual agreement of the parties hereto or by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Company or to the Acquired Fund, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, attn: James M. Hennessy, in each case with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Declaration of Trust of each party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party as provided in the Declaration of Trust of each party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

     Attest:                            PILGRIM MUTUAL FUNDS on behalf of its
                                        HIGH YIELD FUND II series


                                        By:
     --------------------------------       -------------------------------
     SECRETARY

                                        Its:
                                            -------------------------------


     Attest:                            PILGRIM HIGH YIELD FUND III

                                        By:
     --------------------------------       -------------------------------
     SECRETARY

                                        Its:
                                            -------------------------------

                                   APPENDIX B

           ADDITIONAL INFORMATION REGARDING PILGRIM HIGH YIELD FUND II

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

This Proxy Statement/Prospectus relates to four separate classes of Pilgrim High Yield Fund II: Class A, Class B, Class C and Class T, each of which represents an identical interest in the Fund's investment portfolio but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the High Yield Fund II shares issued to you in the Reorganization will be the same as those that applied to High Yield Fund III shares held by you immediately prior to the Reorganization, and the period that you held the High Yield Fund III shares will be included in the holding period of the High Yield Fund II shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of shares of High Yield Fund II after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The High Yield Fund II also offers Class Q shares, which have different sales charge and distribution fee arrangements than the Classes discussed in this Proxy Statement/Prospectus. The sales charges and fees for Class A, Class B, Class C and Class T shares are shown and contrasted in the chart below.

                                            Class A     Class B      Class C     Class T
                                            -------     -------      -------     -------
Maximum Initial Sales Charge on Purchases   4.75% (1)   None         None        N/A
CDSC                                        None (2)    5.00% (3)    1.00% (4)   N/A
Annual Distribution Fees(5)                 0.25%       1.00%        1.00%       0.65%
Maximum Purchase                            Unlimited   $250,000     Unlimited   Unlimited
Automatic Conversion to Class A             N/A         8 Years (6)  N/A         8 Years (6)

----------
(1)  Imposed upon purchase. Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative."
(3) Imposed upon redemption within 6 years from purchase . Shares exchanged from the High Yield Fund III are subject to CDSC until after the 5th year from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative."
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B and Class T shares of High Yield Fund II issued to shareholders of High Yield Fund III in the Reorganization will convert to Class A shares in the eighth year from the date of purchase of the original Class B shares of High Yield Fund III.

The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges."

                                                                     Dealers'
                                                                   Reallowance
                                    As a % of Offering   As a %      as a % of
Your Investment                      Price Per Share     of Nav   Offering Price
---------------                      ---------------     ------   --------------
Less than $50,000                         4.75%           4.99%        4.25%
$50,000 but less than $100,000            4.50%           4.71%        4.00%
$100,000 but less than $250,000           3.50%           3.63%        3.00%
$250,000 but less than $500,00            2.50%           2.56%        2.25%
$500,000 but less than $1,000,000         2.00%           2.04%        1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                    PERIOD
                                                                 DURING WHICH
Your Investment                                         CDSC     CDSC APPLIES
---------------                                        -----     ------------
$1,000,000 but less than $2,500,000                    1.00%        2 Years
$2,500,000 but less than $5,000,000                    0.50%        1 Year
$5,000,000 and over                                    0.25%        1 Year

However, Class A shares of High Yield Fund II issued in connection with the Reorganization with respect to Class A shares of High Yield Fund III that were purchased prior to November 1, 1999 and were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% from the date of purchase of the original shares of High Yield Fund III.

REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim group of funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares may be purchased at their NAV per share without a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

          Year of Redemption After Purchase                   CDSC
          ---------------------------------                   ----
          First                                                5%
          Second                                               4%
          Third                                                3%
          Fourth                                               3%
          Fifth                                                2%
          Sixth                                                1%
          Seventh and following                                0%

However, Class B shares of High Yield Fund II issued in connection with the Reorganization with respect to Class B shares of High Yield Fund III that were purchased prior to November 1, 1999 and were subject to a CDSC at the time of the Reorganization, will be subject to the CDSC in place when those shares were purchased.

To determine the CDSC payable on redemptions of Class B shares, the Fund will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of High Yield Fund II issued in connection with the Reorganization with respect to Class B shares of High Yield Fund III that were held prior to November 1, 1999 will convert to Class A shares eight years after the purchase of the original shares of High Yield Fund III. For additional information on the CDSC and the conversion of Class B shares, see the Fund's Statement of Additional Information.

CLASS C SHARES. Class C shares redeemed within one year are assessed a CDSC of 1%. Class C shares are offered at their net asset value per share without an initial sales charge. The Distributor pays a commission of 1% to financial institutions that initiate purchases of Class C shares.

CLASS T SHARES. Class T shares are only available to shareholders that previously held shares of Class T of High Yield Fund III, and may only be obtained by such shareholders by reinvesting dividends distributed to the Class T shareholders or by exchanging Class T shares from another fund within the Pilgrim group of funds.

Class T shares of the Fund are subject to a distribution fee at an annual rate of 0.65% of the average daily net assets of the Class.

Class T shares will automatically convert into Class A shares approximately eight years after purchase, except that Class T shares of High Yield Fund II issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of High Yield Fund III. For additional information about Class T shares, see the Pilgrim Prospectus and the Statement of Additional Information for the Pilgrim group of Funds.

WAIVERS OF CDSC. The CDSC on Class A, Class B or Class C shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC on Class A, Class B or Class C shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class C shares.

DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                                 Servicing Fee           Distribution Fee
                                 -------------           ----------------
          Class A                    0.25%                    0.10%
          Class B                    0.25%                    0.75%
          Class C                    0.25%                    0.75%
          Class T                    0.25%                    0.40%

Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.

                                 Servicing Fee           Distribution Fee
                                 -------------           ----------------
          Class A                    0.25%                    0.00%
          Class B                    0.25%                    0.00%
          Class C                    0.25%                    0.75%
          Class T                    0.25%                    0.40%

OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with Pilgrim Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's). The minimum initial investment in the Fund is $1,000 ($250 for Retirement Accounts), and the minimum for additional investment in the Fund is $100.

The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. Pilgrim Investments reserves the right to waive minimum investment amounts.

PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each class represents that classes pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ("IFTC") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.

EXECUTION OF REQUESTS

     Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of the Fund may be exchanged for shares of that same class of any other open-end Pilgrim Fund at NAV without payment of any additional sales charge. In addition, Class T shares of any fund may be exchanged for Class B shares of the Pilgrim Money Market Fund. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                        ADDITIONAL INVESTMENT STRATEGIES

LENDING PORTFOLIO SECURITIES. High Yield Fund II may lend up to 30% of its total assets. High Yield Fund III may lend portfolio securities in an amount up to 33 1/3 % of total Fund assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

                             MANAGEMENT OF THE FUND

INVESTMENT MANAGER. Pilgrim Investments, has overall responsibility for the management of the Fund. The Fund and Pilgrim Investments have entered into an agreement that requires Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. The agreement also requires Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. Each agreement with Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days written notice. Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 1999, Pilgrim Investments managed over $7.7 billion in assets. Pilgrim Investments acquired certain assets of the previous adviser to the High Yield Fund II in a transaction that closed on May 24, 1999. Pilgrim Investments bears its expenses of providing the services described above. Investment Management fees are computed and accrued daily and paid monthly.

PARENT COMPANY AND DISTRIBUTOR. Pilgrim Investments and the Distributor, the Fund's principal underwriter, are indirect, wholly owned subsidiaries of ReliaStar Financial Corp. (NYSE: RLR). Through its subsidiaries, ReliaStar
Financial Corp. offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that Pilgrim Investments may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of the Fund material compensation, which includes, but is not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other open-end Pilgrim Funds and/or events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in the Fund.

SHAREHOLDER SERVICING AGENT. Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the High Yield Fund II. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS. Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, Pilgrim Investments may consider brokerage and research services provided by a broker to Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. Pilgrim Investments also may consider a broker's sale of Fund shares if Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. High Yield Fund II has a policy of paying monthly dividends from its net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in this Proxy Statement/Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C or T account in the Fund invested into a Pilgrim Fund which offers Class A, B, C or T shares. Both accounts must be of the same class.

FEDERAL TAXES. Dividends paid out of the Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. The Fund expects that its distributions will consist primarily of ordinary income.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Fund's Statement of Additional Information and your tax adviser for further information.

                              YEAR 2000 COMPLIANCE

[Like other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Pilgrim Investments has taken steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps have been taken by the Fund's other major service providers. It is not anticipated that the Funds will directly bear any material costs associated with Pilgrim Investments and the Fund's other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.]

                              FINANCIAL HIGHLIGHTS
PILGRIM
HIGH
YIELD FUND II
--------------------------------------------------------------------------------

For the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by another independent auditor.

                                                           Class A
                                             -----------------------------------
                                             Three Months    Year      March 27,
                                                Ended        Ended      1998 to
                                               June 30,    March 31,   March 31,
                                               1999(b)       1999       1998(a)
                                               -------       ----       -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  11.66     $  12.72    $ 12.70
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                      0.28         1.12       0.01
--------------------------------------------------------------------------------
 Net realized and unrealized gains (loss) on
 investments                                      (0.09)       (1.00)      0.01
--------------------------------------------------------------------------------
Total from investment operations                   0.19         0.12       0.02
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income                             0.28         1.18         --
--------------------------------------------------------------------------------
Net asset value, end of period                 $  11.57     $  11.66    $ 12.72
================================================================================
TOTAL RETURN(c):                                   1.60%        1.13%      0.16%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)             $ 16,795     $ 17,327    $ 4,690
--------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense reimbursement(d)       1.10%        1.12%      1.06%
--------------------------------------------------------------------------------
 Gross expenses prior to expense
   reimbursement(d)                                1.37%        1.53%      1.06%
--------------------------------------------------------------------------------
 Net investment income (loss) after
   expense reimbursement(d)                        9.68%        9.44%      7.22%
--------------------------------------------------------------------------------
Portfolio turnover                                   44%         242%       484%
--------------------------------------------------------------------------------

(a)  The Fund commenced operations on March 27, 1998.
(b) Effective May 24, 1999, Pilgrim Investments, Inc. became the Investment Manager of the Fund.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

               Class B                                 Class C
-------------------------------------   --------------------------------------
Three Months     Year       March 27,   Three Months     Year        March 27,
   Ended         Ended       1998 to       Ended         Ended        1998 to
  June 30,     March 31,    March 31,     June 30,     March 31,     March 31,
  1999(b)        1999        1998(a)      1999(b)        1999         1998(a)
  -------        ----        -------      -------        ----         -------
  $  11.66      $  12.71    $  12.69      $  11.66      $  12.71     $  12.69
  --------      --------    ---------     --------      --------     ---------
      0.27          1.04        0.01          0.27          1.04         0.01
  --------      --------    ---------     --------      --------     ---------
     (0.09)        (0.99)       0.01         (0.09)        (0.99)        0.01
  --------      --------    ---------     --------      --------     ---------
      0.18          0.05        0.02          0.18          0.05         0.02
  --------      --------    ---------     --------      --------     ---------
      0.26          1.10          --          0.26          1.10           --
  --------      --------    ---------     --------      --------     ---------
  $  11.58      $  11.66    $  12.71      $  11.58      $  11.66     $  12.71
  ========      ========    =========     ========      ========     =========
      1.53%         0.55%       0.16%         1.53%         0.55%        0.16%
  --------      --------    ---------     --------      --------     ---------
  $ 41,882      $ 42,960    $  8,892      $ 18,618      $ 21,290     $  4,815
  --------      --------    ---------     --------      --------     ---------
      1.75%         1.77%       1.69%         1.75%         1.77%        1.66%
  --------      --------    ---------     --------      --------     ---------
      2.02%         2.18%       1.69%         2.02%         2.18%        1.66%
  --------      --------    ---------     --------      --------     ---------
      9.03%         8.84%       6.61%         9.03%         8.79%        6.91%
  --------      --------    ---------     --------      --------     ---------
        44%          242%        484%          44%           242%         484%
  --------      --------    ---------     --------      --------     ---------

                                   APPENDIX C

                       SUMMARY DESCRIPTION OF BOND RATINGS

     The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca --speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category.

                                   APPENDIX D

The following is a list of the current funds in the Pilgrim group of funds and the classes of shares that are currently offered by each fund or are expected to be offered at or shortly after the Reorganization:

Fund                                                         Classes Offered
----                                                         ---------------
Pilgrim MagnaCap Fund                                        A, B, C, M and Q
Pilgrim LargeCap Leaders Fund                                A, B, C, M and Q
Pilgrim Research Enhanced Index Fund                         A, B, C, I and Q
Pilgrim Growth Opportunities Fund                            A, B, C, I, Q and T
Pilgrim LargeCap Growth Fund                                 A, B, C and Q
Pilgrim MidCap Value Fund                                    A, B, C, M, and Q
Pilgrim MidCap Opportunities Fund                            A, B, C, I and Q
Pilgrim MidCap Growth Fund                                   A, B, C and Q
Pilgrim Growth + Value Fund                                  A, B, C and Q
Pilgrim SmallCap Opportunities Fund                          A, B, C, I, Q and T
Pilgrim SmallCap Growth Fund                                 A, B, C and Q
Pilgrim Bank and Thrift Fund                                 A and B
Pilgrim Worldwide Growth Fund                                A, B, C and Q
Pilgrim International Value Fund                             A, B, C and Q
Pilgrim International Core Growth Fund                       A, B, C and Q
Pilgrim International SmallCap Growth Fund                   A, B, C and Q
Pilgrim Emerging Markets Value Fund                          A, B and C
Pilgrim Emerging Countries Fund                              A, B, C and Q
Pilgrim Asia-Pacific Equity Fund                             A, B and M
Pilgrim Government Securities Income Fund                    A, B, C, M, Q and T
Pilgrim Government Securities Fund(1)                        A, B, C and T
Pilgrim Strategic Income Fund                                A, B, C and Q
Pilgrim High Yield Fund                                      A, B, C, M and Q
Pilgrim High Yield  Fund II                                  A, B, C, Q and T
Pilgrim High Yield Fund III(2)                               A, B, C and T
Pilgrim High Total Return Fund                               A, B and C
Pilgrim High Total Return Fund II                            A, B and C
Pilgrim Money Market Fund                                    A, B and C
Pilgrim Balanced Fund                                        A, B, C, Q and T
Pilgrim Income & Growth Fund(3)                              A, B and C
Pilgrim Balance Sheet Opportunities Fund(3)                  A, B, C and T
Pilgrim Convertible Fund                                     A, B, C and Q

----------
(1) Subject to shareholder approval, this fund will be reorganized into the Pilgrim Government Securities Income Fund.
(2) Subject to shareholder approval, this fund will be reorganized into the Pilgrim High Yield Fund II.
(3) Subject to shareholder approval, these funds will be reorganized into the Pilgrim Balanced Fund.

                                   APPENDIX E

     As of November 22, 1999, the following persons owned of record 5% or more of the outstanding shares of the specified class of High Yield Fund II:

                                               % of Class       % of Fund        % of Fund
                                                 Before           Before           After
Name and Address                     Class   Reorganization   Reorganization   Reorganization
----------------                     -----   --------------   --------------   --------------
Wachovia Securities, Inc. FBO          A          7.79%            1.11%
M. B. Kahn Construction Co., Inc.
Attn: Ron McCall
PO Box 1179
Columbia, SC 29202

Merrill Lynch Pierce Fenner &          A          6.86%            0.98%
Smith, For the Sole Benefit of Its
Customers, Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner &          B          28.98%          14.91%
Smith, For the Sole Benefit of Its
Customers, Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

New Life Corp of America FBO           C          12.64%           2.91%
Norvell L Olive President
PO Box 906
Hendersonville, TN  37077

Merrill Lynch Pierce Fenner &          C          28.33%           6.53%
Smith, For the Sole Benefit of Its
Customers, Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

     As of November 22, 1999, the following persons owned of record 5% or more of the outstanding shares of the specified class of High Yield Fund III:

                                               % of Class       % of Fund        % of Fund
                                                 Before           Before           After
Name and Address                     Class   Reorganization   Reorganization   Reorganization
----------------                     -----   --------------   --------------   --------------
Merrill Lynch Pierce Fenner &
Smith, For the Sole Benefit of Its
Customers, Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484            A          10.00%           1.08%

Merrill Lynch Pierce Fenner &
Smith, For the Sole Benefit of Its
Customers, Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484            B          37.80%          20.22%

Merrill Lynch Pierce Fenner &
Smith, For the Sole Benefit of Its
Customers, Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484            C          60.17%           4.43%

                           PILGRIM HIGH YIELD FUND III

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 24, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Pilgrim High Yield Fund III (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and which is scheduled for March 24, 2000 at 9:30 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim High Yield Fund III by Pilgrim High Yield Fund II in exchange for shares of common stock of Pilgrim High Yield Fund II and the assumption by Pilgrim High Yield Fund II of all of the liabilities of Pilgrim High Yield Fund III.

For [ ]                            Against [ ]                       Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------         ------------------
Signature                               Date


-------------------------------         ------------------
Signature (if held jointly)             Date

                                     PART B

                              PILGRIM MUTUAL FUNDS

                       Statement of Additional Information
                                January 20, 2000

Acquisition of the Assets               By and in Exchange for Shares of
  and Liabilities of                    Pilgrim High Yield Fund II
Pilgrim High Yield Fund III             (a series of Pilgrim Mutual Funds)
40 North Central Avenue, Suite 1200     40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004                 Phoenix, Arizona  85004

This Statement of Additional Information is available to the Shareholders of Pilgrim High Yield Fund III (formerly, NorthStar High Yield Fund) in connection with a proposed transaction whereby all of the assets and liabilities of Pilgrim High Yield Fund III will be transferred to the Pilgrim High Yield Fund II, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim High Yield Fund II.

This Statement of Additional Information of the Pilgrim Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim High Yield Fund II and Pilgrim High Yield III dated January 4, 2000, as filed on December __, 1999.

2. The Financial Statements of Pilgrim High Yield Fund II included in the Annual Report of Pilgrim Mutual Funds dated June 30, 1999, as filed on September 9, 1999.

3. The Financial Statements of Pilgrim High Yield Field III included in the Annual Report to Shareholders of the Northstar Funds dated December 31, 1998, as filed on March 1, 1999.

4. The Financial Statements of Pilgrim High Yield Fund III included in the Semi-Annual Report to Shareholders of the Northstar Funds dated June 30, 1999, as filed on August 31, 1999.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated January 20, 2000 relating to the reorganization of Pilgrim High Yield Fund III may be obtained, without charge, by writing to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
(UNAUDITED)

                                                           HIGH YIELD      HIGH YIELD     ADJUSTMENTS       PRO FORMA
                                                             FUND II        FUND III                         COMBINED
                                                           ---------------------------                     ------------
ASSETS:
Investments in securities at market value*                 $74,984,519    $237,004,363                     $311,988,882
Short-term investments at amortized cost                     4,639,000       1,749,000                        6,388,000
Cash                                                                 0             535                              535
Receivables:
     Fund shares sold                                          179,845         114,805                          294,650
     Dividends and interest                                  1,168,007       5,981,963                        7,149,970
     Due from affiliate                                        134,231               0                          134,231
     Investment securities sold                              3,568,801               0                        3,568,801
Prepaid expenses                                                 3,647          25,321                           28,968
                                                           ---------------------------                     ------------
          Total Assets                                      84,678,050     244,875,987                      329,554,037
                                                           ---------------------------                     ------------
LIABILITIES:
Payable for investment securities purchased                  3,195,425               0                        3,195,425
Payable for fund shares redeemed                               304,419         855,594                        1,160,013
Payable to affiliate                                                 0         349,704                          349,704
Payable to custodian                                             1,700               0                            1,700
Other accrued expenses and liabilities                         652,307         127,876                          780,183
Income distribution payable                                          0           1,528                            1,528
                                                           ---------------------------                     ------------
          Total Liabilities                                  4,153,851       1,334,702                        5,488,553
                                                           ---------------------------                     ------------
NET ASSETS                                                 $80,524,199    $243,541,285                     $324,065,484
                                                           ===========================                     ============
NET ASSETS CONSIST OF:
     Paid-in capital                                       $86,817,360    $276,374,139                     $363,191,499
     Accumulated net investment income of
       overdistributed net investment income                  (193,920)     (1,256,136)                      (1,450,056)
     Accumulated net realized loss on investments           (4,358,980)    (21,438,939)                     (25,797,919)
     Net unrealized depreciation of investments
       and other assets, liabilities                        (1,740,261)    (10,137,779)                     (11,878,040)
                                                           ---------------------------                     ------------
     Net Assets                                            $80,524,199    $243,541,285                     $324,065,484
                                                           ===========================                     ============
     * Cost of securities                                  $76,724,780    $247,142,142                     $323,866,922
CLASS A:
     Net Assets                                            $16,795,079     $26,747,858                      $43,542,937
     Shares authorized                                       unlimited       unlimited                        unlimited
     Shares outstanding                                      1,451,200       3,273,186      (960,952) (3)     3,763,434
     Net asset value and redemption price per share             $11.57           $8.17                           $11.57
     Maximum offering price per share(1)                        $12.15           $8.58                           $12.15
CLASS B:
     Net Assets                                            $41,882,346    $125,781,294                     $167,663,640
     Shares authorized                                       unlimited       unlimited                        unlimited
     Shares outstanding                                      3,618,337      15,399,860    (4,539,472) (3)    14,478,725
     Net asset value and redemption price per share(2)          $11.58           $8.17                           $11.58
     Maximum offering price per share                           $11.58           $8.17                           $11.58
CLASS C:
     Net Assets                                            $18,618,124     $21,331,511                      $39,949,635
     Shares authorized                                       unlimited       unlimited                        unlimited
     Shares outstanding                                      1,608,363       2,610,084      (768,565) (3)     3,449,882
     Net asset value and redemption price per share(2)          $11.58           $8.17                           $11.58
     Maximum offering price per share                           $11.58           $8.17                           $11.58

CLASS Q:
     Net Assets                                             $3,228,650              --                       $3,228,650
     Shares authorized                                       unlimited       unlimited                        unlimited
     Shares outstanding                                        278,622              --                          278,622
     Net asset value and redemption price per share             $11.59              --                           $11.59
     Maximum offering price per share                           $11.59              --                           $11.59

CLASS T:
     Net Assets                                                     --     $69,680,622                      $69,680,622
     Shares authorized                                              --       unlimited                        unlimited
     Shares outstanding                                             --       8,533,000    (2,515,675) (3)     6,017,325
     Net asset value and redemption price per share                 --           $8.17                           $11.58
     Maximum offering price per share                               --           $8.17                           $11.58

(1)  Maximum offering price is computed at 100/95.25 of net asset value.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3)  Reflects new shares issued, net of retired shares of the Fund

                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                   HIGH YIELD    HIGH YIELD                 PRO FORMA
                                                     FUND II      FUND III    ADJUSTMENTS    COMBINED
                                                   YEAR ENDED    YEAR ENDED                 YEAR ENDED
                                                    JUNE 30,      JUNE 30,                    JUNE 30,
                                                      1999          1999                       1999
                                                   ---------------------------------------------------
INVESTMENT INCOME:
    Dividends, net of foreign taxes                  $208,950      $539,422                   $748,372
    Interest                                        9,234,493    24,260,919                 33,495,412
                                                   ---------------------------------------------------
         Total investment income                    9,443,443    24,800,341                 34,243,784
                                                   ---------------------------------------------------
EXPENSES:
    Investment management fees                        482,441     1,571,262    356,313 (A)   2,410,016
    Distribution expenses                             596,343     2,137,878                  2,734,221
    Transfer agent and registrar fees                  72,349       377,332                    449,681
    Custodian fees                                     19,784        85,270                    105,054
    Registration and filing fees                       46,132        44,042    (44,042)(B)      46,132
    Professional fees                                  40,240        31,812    (31,812)(B)      40,240
    Directors' fees                                     1,276         9,956     (1,276)(B)       9,956
    Administrative expense                                  0       323,932   (323,932)(B)           0
    Other                                             243,061       133,613                    376,674
                                                   ---------------------------------------------------
         Total expenses                             1,501,624     4,715,097                  6,171,972
                                                   ---------------------------------------------------
    Less:
         Waived and reimbursed fees                  (293,105)            0   (407,838)(C)    (700,943)
                                                   ---------------------------------------------------
         Net expenses                               1,208,519     4,715,097   (452,587)      5,471,029
                                                   ---------------------------------------------------
         Net investment income                      8,234,925    20,085,244    452,587      28,772,755
                                                   ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)

    ON INVESTMENTS:
    Net realized loss from:
         Investments                               (3,869,559)  (11,364,997)               (15,234,556)
    Net change in unrealized depreciation of:
         Investments                                 (958,834)  (16,035,649)               (16,994,483)
                                                   ---------------------------------------------------
    Net loss from investments                      (4,828,393)  (27,400,646)               (32,229,039)
                                                   ---------------------------------------------------
         NET INCREASE (DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS            $3,406,531   $(7,315,402)  $452,587     $(3,456,284)
                                                   ===================================================

(A)  Reflects adjustment in expenses due to effects of proposed contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C) Reflects change in the amounts to be waived or reimbursed by Pilgrim Investments, Inc. to keep the Fund at its proposed expense limit.

                 See accompanying notes to financial statements.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 16, 1999, the Boards of Pilgrim High Yield Fund II ("High Yield Fund II") and Pilgrim High Yield Fund III (formerly Northstar High Yield Fund) ("High Yield Fund III"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of High Yield Fund III, High Yield Fund II will acquire all the assets of the High Yield Fund III subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the High Yield Fund II (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 1999. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of High Yield Fund II and High Yield Fund III at June 30, 1999. The unaudited pro forma statement of operations reflects the results of operations of the High Yield Fund II and High Yield Fund III for the year ended June 30, 1999. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for High Yield Fund II and High Yield Fund III under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of High Yield Fund II for pre-combination periods will not be restated.

     The pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Debt securities in High Yield Fund II are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Foreign Currency Transactions:

     The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1)  Market   value   of   investment   securities,    other   assets   and
          liabilities--at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of the comparable U.S. Government.

Note 4 - Capital Shares:

     The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of High Yield Fund III by High Yield Fund II as of June 30, 1999. The number of additional shares issued was calculated by dividing the net asset value of each Class of High Yield Fund III by the respective Class net asset value per share of High Yield Fund II.

Note 5 - Pro Forma Operation Expenses:

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 1999. High Yield Fund III expenses were adjusted assuming High Yield Fund II's fee structure was in effect for the year ended June 30, 1999.

Note 6 - Merger Costs:

     Merger costs are estimated at approximately $148,025 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 7 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    CORPORATE BONDS: 93.14%
                                    AEROSPACE & DEFENSE: 2.71%
           2,000,000  2,000,000     Aviation Sales Co.                         8.125%  02/15/08             $1,880,000    $1,880,000
           2,000,000  2,000,000     BE Aerospace, Inc.                         8.000   03/01/08              1,880,000     1,880,000
           3,000,000  3,000,000     Deerlan Manufacturing                      10.000  01/15/07              2,895,000     2,895,000
           2,000,000  2,000,000     L-3 Communications Corp.                   10.375  05/01/07              2,125,000     2,125,000
                                                                                                                        ------------
                                                                                                                           8,780,000
                                                                                                                        ------------
                                    APPAREL: 0.62%
2,000,000             2,000,000(b)  Supreme International Corp.                12.250  04/01/06  2,030,000                 2,030,000
                                                                                                                        ------------
                                    AUTOMOTIVE MANUFACTURING: 1.00%
           3,400,000  3,400,000     Titan Wheel International, Inc.            8.750   04/01/07              3,247,000     3,247,000
                                                                                                                        ------------
                                    BROADCASTING: 8.91%
           1,500,000  1,500,000     American Radio Systems Corp.               9.000   02/01/06              1,594,980     1,594,980
           3,000,000  3,000,000     Antenna TV SA                              9.000   08/01/07              2,835,000     2,835,000
           2,900,000  2,900,000     Capstar Broadcasting Partners, Inc.        9.250   07/01/07              3,045,000     3,045,000
1,780,000             1,780,000(c)  CD Radio, Inc.                             0.000   12/01/07   905,574                    905,574
           1,000,000  1,000,000     Chancellor Media Corp.                     8.125   12/15/07               970,000        970,000
           4,500,000  4,500,000(b)  Echostar DBS Corp.                         9.250   02/01/06              4,612,500     4,612,500
  450,000               450,000(b)  Echostar DBS Corp.                         9.375   02/01/09   459,000                    459,000
           4,000,000  4,000,000     JCAC, Inc.                                 10.125  06/15/06              4,350,000     4,350,000
1,110,000             1,110,000     Pegasus Communications Corp.               9.625   10/15/05  1,087,800                 1,087,800
           2,631,000  2,631,000     SFX Broadcasting, Inc.                     10.750  05/15/06              2,802,015     2,802,015
           2,800,000  2,800,000     Sinclair Broadcast Group, Inc.             8.750   12/15/07              2,737,000     2,737,000
           1,250,000  1,250,000     Sinclair Broadcast Group, Inc.             10.000  09/30/05              1,281,250     1,281,250
1,225,000             1,225,000     Source Media, Inc.                         12.000  11/01/04   973,875                    973,875
1,340,000             1,340,000(c)  Telewest PLC                               0.000   10/01/07  1,194,274                 1,194,274
                                                                                                                        ------------
                                                                                                                          28,848,268
                                                                                                                        ------------
                                    CABLE TELEVISION: 4.59%
           3,500,000  3,500,000     Adelphia Communications Corp.              7.875   05/01/09              3,263,750     3,263,750
           4,000,000  4,000,000     Century Communications Corp.               0.000   01/15/08              1,800,000     1,800,000
           4,500,000  4,500,000(b)  Charter Communications Holdings LLC        8.625   04/01/09              4,325,625     4,325,625
           2,500,000  2,500,000     Mediacom LLC & Capital Corp.               8.500   04/15/08              2,337,500     2,337,500
           3,000,000  3,000,000     Rogers Cablesystems Ltd.                   9.625   08/01/02              3,135,000     3,135,000
                                                                                                                        ------------
                                                                                                                          14,861,875
                                                                                                                        ------------
                                    CAPITAL GOODS MANUFACTURING: 2.28%
           3,500,000  3,500,000     American Standard, Inc.                    7.375   02/01/08              3,294,375     3,294,375
           3,000,000  3,000,000     Westinghouse Air Brake Co.                 9.375   06/15/05              3,060,000     3,060,000
           1,000,000  1,000,000(b)  Westinghouse Air Brake Co.                 9.375   06/15/05              1,020,000     1,020,000
                                                                                                                        ------------
                                                                                                                           7,374,375
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    CHEMICAL: 0.48%
           1,500,000  1,500,000     American Pacific Corp.                     9.250   03/01/05             $1,539,375    $1,539,375
                                                                                                                        ------------
                                    CONSUMER PRODUCTS:  2.01%
           2,200,000  2,200,000     Packaged Ice, Inc.                         9.750   02/01/05              2,167,000     2,167,000
           3,000,000  3,000,000(b)  Scotts Co.                                 8.625   01/15/09              2,955,000     2,955,000
           1,250,000  1,250,000     Shop Vac Corp.                             10.625  09/01/03              1,381,250     1,381,250
                                                                                                                        ------------
                                                                                                                           6,503,250
                                                                                                                        ------------
                                    COMMUNICATIONS - COMPETITIVE LOCAL
                                    EXCHANGE CARRIER: 386%
1,870,000             1,870,000(c)  Colt Telecom Group PLC                     0.000   12/15/06  1,573,137                 1,573,137
1,780,000             1,780,000(c)  Completel Europe N.V.                      0.000   02/15/09   970,260                    970,260
3,000,000             3,000,000(c)  ICG Services                               0.000   02/15/08  1,890,000                 1,890,000
2,000,000  2,000,000  4,000,000     Metromedia Fiber                           10.000  11/15/08  2,055,000   2,065,000     4,120,000
1,500,000             1,500,000     MGC Communications, Inc.                   13.000  10/01/04  1,376,250                 1,376,250
2,230,000             2,230,000(c)  Winstar Communication, Inc.                0.000   03/01/07  2,564,500                 2,564,500
                                                                                                                        ------------
                                                                                                                          12,494,147
                                                                                                                        ------------
                                    COMMUNICATIONS - GENERAL: 0.66%
2,320,000             2,320,000(c)  Covad Communications Group                 0.000   03/15/08  1,261,500                 1,261,500
1,340,000             1,340,000(c)  United International Holdings              0.000   02/15/08   887,750                    887,750
                                                                                                                        ------------
                                                                                                                           2,149,250
                                                                                                                        ------------
                                    COMMUNICATIONS - INTERNET SERVICE PROVIDER: 0.77%
1,535,000             1,535,000     Global Telesystems Group                   9.875   02/15/05  1,531,163                 1,531,163
1,020,000             1,020,000     Globix Corp.                               13.000  05/01/05   969,000                    969,000
                                                                                                                        ------------
                                                                                                                           2,500,163
                                                                                                                        ------------
                                    COMMUNICATIONS - LONG DISTANCE: 1.24%
2,000,000             2,000,000     ITC Deltacom                               9.750   11/15/08  2,060,000                 2,060,000
1,960,000             1,960,000     Viatel, Inc.                               11.250  04/15/08  1,969,800                 1,969,800
                                                                                                                        ------------
                                                                                                                           4,029,800
                                                                                                                        ------------
                                    COMMUNICATIONS - TELECOMMUNICATIONS: 6.37%
             500,000    500,000(c)  Colt Telecom Group                         0.000   12/15/06               417,500        417,500
1,250,000             1,250,000(c)  International Cabletel, Inc.               0.000   04/15/05  1,200,000                 1,200,000
           3,000,000  3,000,000     IXC Communications, Inc.                   9.000   04/15/08              2,883,750     2,883,750
           3,500,000  3,500,000     Level 3 Communications, Inc.               9.125   05/01/08              3,469,375     3,469,375
  980,000               980,000     Northeast Optic Network                    12.500  08/15/08  1,011,850                 1,011,850
3,000,000             3,000,000(c)  Pinnacle Holdings                          0.000   03/15/08  1,770,000                 1,770,000
1,110,000             1,110,000(c)  Powertel, Inc.                             0.000   02/01/06   931,012                    931,012
           3,500,000  3,500,000(c)  Qwest Communications International, Inc.   0.000   02/01/08              2,607,500     2,607,500
           2,000,000  2,000,000(c)  RCN Corp.                                  0.000   02/15/08              1,270,000     1,270,000
           3,500,000  3,500,000     RCN Corp.                                  10.000  10/15/07              3,517,500     3,517,500
3,000,000             3,000,000(c)  Rhythms Netconnections                     0.000   05/15/08  1,556,250                 1,556,250
                                                                                                                        ------------
                                                                                                                          20,634,737
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    COMMUNICATIONS - WIRELESS: 3.72%
1,340,000  4,000,000  5,340,000(c)  Nextel Communications, Inc.                0.000   09/15/07   $979,875  $2,940,000    $3,919,875
           3,500,000  3,500,000(c)  NEXTLINK Communications, Inc.              0.000   04/15/08              2,117,500     2,117,500
           1,500,000  1,500,000     NEXTLINK Communications, Inc.              9.000   03/15/08              1,421,250     1,421,250
           2,100,000  2,100,000(c)  Occidente Y Caribe Celular SA              0.000   03/15/04              1,291,500     1,291,500
           2,800,000  2,800,000     Rogers Cantel, Inc.                        8.800   10/01/07              2,807,000     2,807,000
  915,000               915,000(c)  Telesystem International Wireless          0.000   06/30/07   483,806                    483,806
                                                                                                                        ------------
                                                                                                                          12,040,931
                                                                                                                        ------------
                                    COMPUTERS: 1.31%
1,780,000             1,780,000     Apple Computer, Inc.                       6.500   02/15/04  1,650,950                 1,650,950
  940,000               940,000     Unisys Corp.                               12.000  04/15/03  1,024,600                 1,024,600
1,405,000             1,405,000     Unisys Corp.                               11.750  10/15/04  1,566,575                 1,566,575
                                                                                                                        ------------
                                                                                                                           4,242,125
                                                                                                                        ------------
                                    DIVERSIFIED FINANCIAL SERVICES: 1.81%
  890,000               890,000     Amresco, Inc.                              8.750   07/01/99   887,774                    887,774
1,780,000             1,780,000(c)  Coinstar, Inc.                             0.000   10/01/06  1,755,525                 1,755,525
           1,000,000  1,000,000(b)  Natwest Asset Trust Securities             9.585   01/31/03               854,375        854,375
2,270,000             2,270,000     Resource America, Inc.                     12.000  08/01/04  2,043,000                 2,043,000
             500,000    500,000(b)  Westways Funding II Ltd.                   21.364  01/31/03               321,875        321,875
                                                                                                                        ------------
                                                                                                                           5,862,549
                                                                                                                        ------------
                                    ELECTRONICS: 0.60%
2,000,000             2,000,000     Amkor Technology, Inc.                     9.250   05/01/06  1,942,500                 1,942,500
                                                                                                                        ------------
                                    ENERGY: 2.50%
             750,000    750,000     AES Corp.                                  8.500   11/01/07               708,750        708,750
           4,000,000  4,000,000     AES Corp.                                  10.250  07/15/06              4,120,000     4,120,000
           1,000,000  1,000,000     CalEnergy Co., Inc.                        9.500   09/15/06              1,120,000     1,120,000
           2,000,000  2,000,000     Calpine Corp.                              10.500  05/15/06              2,150,000     2,150,000
                                                                                                                        ------------
                                                                                                                           8,098,750
                                                                                                                        ------------
                                    ENTERTAINMENT AND LEISURE: 1.84%
1,878,000             1,878,000(c)  Ascent Entertainment Group                 0.000   12/15/04  1,331,032                 1,331,032
1,290,000             1,290,000     Bally Total Fitness Holdings               9.875   10/15/07  1,248,075                 1,248,075
2,000,000             2,000,000(b)  Hollywood Entertainment                    10.625  08/15/04  1,970,000                 1,970,000
1,470,000             1,470,000     SFX Entertainment                          9.125   02/01/08  1,436,924                 1,436,924
                                                                                                                        ------------
                                                                                                                           5,986,031
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    FOOD, BEVERGE & TOBACCO: 7.26%
           2,750,000  2,750,000     Amerisave Food Distribution, Inc.          8.875   10/15/06             $2,543,750    $2,543,750
           3,000,000  3,000,000     Canandaigua Brands, Inc.                   8.500   03/01/09              2,902,500     2,902,500
           1,250,000  1,250,000     Eagle Family Foods, Inc.                   8.750   01/15/08              1,118,750     1,118,750
           5,550,000  5,550,000     Fage Dairy Industries SA                   9.000   02/01/07              5,022,750     5,022,750
           3,000,000  3,000,000     North Atalntic Trading, Inc.               11.000  06/15/04              3,075,000     3,075,000
           4,250,000  4,250,000(b)  Richmont Marketing Specialists, Inc.       10.125  12/15/07              3,591,250     3,591,250
           4,500,000  4,500,000     Standard Commercial Tobacco Co., Inc.      8.875   08/01/05              3,780,000     3,780,000
1,560,000             1,560,000(b)  Triarc Consumer Products Group, Inc.       10.250  02/15/09  1,505,400                 1,505,400
                                                                                                                        ------------
                                                                                                                          23,539,400
                                                                                                                        ------------
                                    GAMING AND LOTTERY:  11.21%
           2,000,000  2,000,000     Courtyard By Marriott II Ltd.              10.750  02/01/08              2,050,000     2,050,000
           4,000,000  4,000,000     Hard Rock Hotel, Inc.                      9.250   04/01/05              3,820,000     3,820,000
           3,250,000  3,250,000     Harrahs Operating Co., Inc.                7.875   12/15/05              3,160,625     3,160,625
           4,000,000  4,000,000     HMH Properties, Inc.                       7.875   08/01/08              3,710,000     3,710,000
           2,000,000  2,000,000(b)  Horseshoe Gaming Holding Corp.             8.625   05/15/09              1,945,000     1,945,000
           3,500,000  3,500,000(b)  International Game Technology              8.375   05/15/09              3,456,250     3,456,250
           2,500,000  2,500,000(b)  Isle Capri Casinos, Inc.                   8.750   04/15/09              2,362,500     2,362,500
           4,500,000  4,500,000(b)  Jupiters Ltd.                              8.500   03/01/06              4,432,500     4,432,500
2,000,000             2,000,000(b)  Majestic Star Casino LLC                   10.875  07/01/06  1,985,000                 1,985,000
           3,000,000  3,000,000     Mohegan Tribal Gaming Authority            8.750   01/01/09              2,996,250     2,996,250
           1,940,000  1,940,000     Venetian Casino Resort LLC                 12.250  11/15/04              1,910,900     1,910,900
           4,500,000  4,500,000(b)  Waterford Gaming LLC Finance Corp.         9.500   03/15/10              4,488,750     4,488,750
                                                                                                                        ------------
                                                                                                                          36,317,775
                                                                                                                        ------------
                                    HEALTHCARE: 4.18%
1,780,000             1,780,000     Abbey Healthcare Group, Inc.               9.500   11/01/02  1,780,000                 1,780,000
           2,400,000  2,400,000     Fisher Scientific International, Inc.      9.000   02/01/08              2,292,000     2,292,000
1,000,000             1,000,000     Global Health Sciences, Inc.               11.000  05/01/08   770,000                    770,000
           3,000,000  3,000,000     Health Insurance Plan
                                      of Greater New York                      11.250  07/01/10              2,947,500     2,947,500
             878,049    878,049(b)  Intracel Corp.                             12.000  08/25/03               792,439        792,439
           5,121,951  5,121,951(b)  Intracel Corp.                             12.000  08/25/03              4,622,561     4,622,561
  317,000               317,000     Twin Laboratories                          10.250  05/15/06   336,812                    336,812
                                                                                                                        ------------
                                                                                                                          13,541,312
                                                                                                                        ------------
                                    HOME BUILDING: 1.04%
           1,500,000  1,500,000     Engle Homes, Inc.                          9.250   02/01/08              1,432,500     1,432,500
  750,000               750,000     Kevco, Inc.                                10.375  12/01/07   525,000                    525,000
1,340,000             1,340,000     McDermott, Inc.                            9.375   03/15/02  1,398,960                 1,398,960
                                                                                                                        ------------
                                                                                                                           3,356,460
                                                                                                                        ------------
                                    INSURANCE: 1.42%
             455,000    455,000     Americo Life, Inc.                         9.250   06/01/05              4,618,250     4,618,250
                                                                                                                        ------------
                                    OIL & GAS: 2.20%
           2,900,000  2,900,000     Benton Oil & Gas Co.                       11.625  05/01/03              1,986,500     1,986,500
           3,000,000  3,000,000     Northern Offshore ASA                      10.000  05/15/05              1,665,000     1,665,000
           4,500,000  4,500,000(b)  Windsor Petroleum Transport Corp.          7.840   01/15/21              3,487,500     3,487,500
                                                                                                                        ------------
                                                                                                                           7,139,000
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    PAPER: 1.66%
           2,725,000  2,725,000     Buckeye Technologies, Inc.                 8.500   12/15/05             $2,697,750    $2,697,750
           2,500,000  2,500,000     SD Warren Co.                              12.000  12/15/04              2,693,750     2,693,750
                                                                                                                        ------------
                                                                                                                           5,391,500
                                                                                                                        ------------
                                    PRINTING/PUBLISHING: 5.02%
1,780,000             1,780,000     Big Flower Press Holdings                  8.625   12/01/08  1,650,950                 1,650,950
           3,000,000  3,000,000     Garden State Newspapers, Inc.              8.625   07/01/11              2,820,000     2,820,000
           3,000,000  3,000,000     Hollinger International
                                      Publishing, Inc.                         9.250   03/15/07              3,090,000     3,090,000
           2,400,000  2,400,000     Newsquest Capital PLC                      11.000  05/01/06              2,688,000     2,688,000
           3,000,000  3,000,000     Liberty Group Operating, Inc.              9.375   02/01/08              2,835,000     2,835,000
           3,250,000  3,250,000     Mail-Well I Corp.                          8.750   12/15/08              3,185,000     3,185,000
                                                                                                                        ------------
                                                                                                                          16,268,950
                                                                                                                        ------------
                                    RENTAL EQUIPMENT: 0.34%
1,110,000             1,110,000     United Rentals, Inc.                       9.500   06/01/08  1,123,875                 1,123,875
                                                                                                                        ------------
                                    RESTAURANTS:  1.36%
1,050,000             1,050,000     Foodmaker, Inc.                            8.375   04/15/08  1,029,000                 1,029,000
           3,500,000  3,500,000     Romacorp, Inc.                             12.000  07/01/06              3,377,500     3,377,500
                                                                                                                        ------------
                                                                                                                           4,406,500
                                                                                                                        ------------
                                    RETAIL: 0.92%
1,109,000             1,109,000     Michaels Stores, Inc.                      10.875  06/15/06  1,189,402                 1,189,402
  890,000               890,000     Musicland Stores Corp.                     9.875   03/15/08   895,562                    895,562
  862,000               862,000     Tuesday Morning Corp.                      11.000  12/15/07   912,642                    912,642
                                                                                                                        ------------
                                                                                                                           2,997,606
                                                                                                                        ------------
                                    SERVICES: 3.98%
           5,500,000  5,500,000     Allied Waste North America, Inc.           7.875   01/01/09              5,115,000     5,115,000
           2,000,000  2,000,000(b)  Iron Mountain, Inc.                        8.250   07/01/11              1,910,000     1,910,000
           2,000,000  2,000,000     Nebraska Book Co., Inc.                    8.750   02/15/08              1,690,000     1,690,000
           4,500,000  4,500,000     Protection One, Inc.                       8.125   01/15/09              4,185,000     4,185,000
                                                                                                                        ------------
                                                                                                                          12,900,000
                                                                                                                        ------------
                                    SHIPPING: 2.56%
           3,750,000  3,750,000     Equimar Shipholdings Ltd.                  9.875   07/01/07              2,456,250     2,456,250
1,495,000  2,000,000  3,495,000     Sea Containers                             12.500  12/01/04  1,608,993   2,180,000     3,788,993
           2,100,000  2,100,000     Sea Containers                             7.875   02/15/08              2,047,500     2,047,500
                                                                                                                        ------------
                                                                                                                           8,292,743
                                                                                                                        ------------
                                    STEEL: 0.13%
           2,000,000  2,000,000     Geneva Steel Co.                           9.500   01/15/04               430,000        430,000
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    TRANSPORTATION:  2.58%
1,340,000             1,340,000     Atlas Air,  Inc.                           9.250   04/15/08  $1,286,400               $1,286,400
1,340,000             1,340,000     Atlas Air,  Inc.                           9.375   11/15/06  1,309,850                 1,309,850
  278,363               278,363(b)  Atlantic Coast Airlines, Inc.              7.970   01/01/00               278,391        278,391
3,205,104             3,205,104(b)  Atlantic Coast Airlines, Inc.              8.750   01/01/00              3,054,913     3,054,913
  890,000               890,000     Trans World Airlines                       11.375  03/01/06   456,125                    456,125
  890,000               890,000     Trans World Airlines                       11.500  12/15/04   745,375                    745,375
1,340,000             1,340,000     Trans World Airlines                       12.000  04/01/02  1,232,800                 1,232,800
                                                                                                                        ------------
                                                                                                                           8,363,854
                                                                                                                        ------------
                                       Total Corporate Bonds
                                         (Cost $314,201,675)                                                             301,852,351
                                                                                                                        ------------
                               (a)  COMMON STOCK: 0.36%

 SHARES
 ------                             COMMUNICATIONS - LONG DISTANCE: 0.36%
    3,288     17,371     20,659     Viatel, Inc.                                                  184,533     974,947      1,159,480
                                                                                                                        ------------
                                        (Cost $21,360)

                                    PREFERRED STOCK: 2.21%

 SHARES
 ------                             BROADCASTING: 0.46%
   12,545                12,545     Capstar                                                      1,477,173                 1,477,173
                                                                                                                        ------------
                                    INSURANCE: 0.82%
              27,500     27,500     Superior National Insurance
                                      Group, Inc., 10.75%                                                    2,653,750     2,653,750
                                                                                                                        ------------
                                    INTERNET: 0.27%
    9,250                 9,250     Concentric Network 13.5%                                      888,036                    888,036
                                                                                                                        ------------
                                    PUBLISHING/PRINTING: 0.31%
              10,000     10,000     Primedia, Inc., 9.20%                                                     995,000        995,000
                                                                                                                        ------------
                                    SUPERMARKETS: 0.35%
              29,116     29,116     Nebco Evans Holding Co., 11.25%                                          1,150,082     1,150,082
                                                                                                                        ------------
                                       Total Preferred Stock (Cost $8,834,566)                                             7,164,041
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
   NUMBER OF RIGHTS            (a)  RIGHTS: 0.04%
   ----------------                 CAPITAL GOODS MANUFACTURING: 0.04%
               8,000      8,000     Terex Corp.                                                              $116,000       $116,000
                                                                                                                        ------------
                                    FOREIGN GOVERNMENT SECURITIES: 0.00%
           1,500,000  1,500,000     United Mexican States                                                                          0
                                                                                                                        ------------
                                       Total Rights (Cost $0)                                                                116,000
                                                                                                                        ------------

   NUMBER OF WARRANTS          (a)  WARRANTS: 0.52%
   ------------------
                                    COMPUTERS: 0.04%
    1,600                 1,600     Bell Technology Group                                         144,000                    144,000
                                                                                                                        ------------
                                    CONSUMER PRODUCTS: 0.02%
                 500        500     Chattem, Inc.                                                             69,685          69,685
                                                                                                                        ------------
                                    HEALTHCARE: 0.36%
              31,815     31,815     Intracel Corp.                                                            182,936        182,936
             158,536    158,536     Intracel Corp.                                                            812,497        812,497
              32,711     32,711     Intracel Corp.                                                            171,733        171,733
                                                                                                                        ------------
                                                                                                                           1,167,166
                                                                                                                        ------------
                                    SUPERMARKETS: 0.00%
               4,999      4,999     Dairy Mart Convenience Stores, Inc.                                        2,999           2,999
                                                                                                                        ------------
                                    COMMUNICATIONS - TELECOMMUNICATIONS: 0.10%
                 500        500(b)  Colt Telecom Group PLC                                                    313,150        313,150
               9,400      9,400(b)  Occidente Y Caribe Celular SA                                                0                 0
               1,000      1,000(b)  UNIFI Communications, Inc.                                                  10                10
                                                                                                                        ------------
                                                                                                                             313,160
                                                                                                                        ------------
                                       Total Warrants (Cost $809,321)                                                      1,697,010
                                                                                                                        ------------
                                       Total Long-Term Investments (Cost $323,866,922)                                   311,988,882
                                                                                                                        ------------

                 See accompanying notes to financial statements.

Pro Forma - High Yield Fund II & High Yield Fund III

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

       PRINCIPAL AMOUNT                                                                                    MARKET VALUE
------------------------------                                                                    --------------------------------
  HIGH        HIGH    PRO FORMA                                                                    HIGH        HIGH      PRO FORMA
YIELD II   YIELD III  COMBINED      SECURITY                                   RATE    MATURITY   YIELD II   YIELD III    COMBINED
--------   ---------  --------      --------                                   ----    --------   --------   ---------    --------
                                    SHORT-TERM INVESTMENTS: 1.97%

                                                                                                   VALUE
                                    REPURCHASE AGREEMENT: 1.97%                                    -----
4,639,000  1,749,000  6,388,000     State Stree Repurchase Agreement,
                                    4.70% due 07/01/99                                          $4,639,000  $1,749,000    $6,388,000
                                                                                                                        ------------
                                    (Collateralized by $4,605,000 U.S. Treasury
                                    Notes, 6.375% and $1,430,000 U.S. Treasury
                                    Bonds, 10.375%)
                                      Treasury Notes Market Value $4,735,552, Due 09/30/2001)
                                      Treasury Bonds Market Value $1,787,500, Due 11/15/2012)
                                      Total Short-Term Investments (Cost $6,388,000)             4,639,000   1,749,000     6,388,000
                                                                                                                        ------------
                                    TOTAL INVESTMENTS IN SECURITIES (COST $330,254,922)                       98.24%    $318,376,882
                                    OTHER ASSETS AND LIABLITIES, NET                                           1.76%       5,688,602
                                                                                                            ------------------------
                                    TOTAL NET ASSETS                                                          100.00%   $324,065,484
                                                                                                            ========================

(a)  Non-income producing security
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(c)  Step - Up Security

                 See accompanying notes to financial statements.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Reference is made to Article V, Sections 5.2 and 5.3 of the Registrant's Amended and Restated Declaration of Trust.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A)  Form of Certificate of Trust of Registrant (b)
    (B)  Form of Certificate of Amendment of Certificate of Trust (b)
    (C)  Form of Amended and Restated Declaration of Trust (b)
    (D)  Form of Establishment of Additional Series (b)
    (E)  Form of Establishment of Additional Series (b)
    (F)  Form of Amendment No. 2 to Amended and Restated Declaration of
         Trust (b)
    (G)  Form of Amendment No. 3 to Amended and Restated Declaration of
         Trust (b)
    (H)  Form of Amendment No. 4 to Amended and Restated Declaration of
         Trust (b)
    (I)  Form of Amendment No. 5 to Amended and Restated Declaration of
         Trust (b)
    (J)  Form of Amendment No. 6 to Amended and Restated Declaration of
         Trust (b)
    (K)  Form of Amendment No. 7 to Amended and Restated Declaration of
         Trust (b)
    (L)  Form of Amendment No. 8 to Amended and Restated Declaration of
         Trust (b)
    (M)  Form of Amendment No. 9 to Amended and Restated Declaration of
         Trust (b)
    (N)  Form of Amendment No. 10 to Amended and Restated Declaration of
         Trust (a)
    (O)  Form of Amendment No. 11 to Amended and Restated Declaration of
         Trust (c)

    (P)  Form of Amendment No. 12 to Amended and Restated Declaration of
         Trust (c)
    (Q)  Form of Amendment No. 13 to Amended and Restated Declaration of
         Trust (b)
    (R)  Form of Amendment No. 14 to Amended and Restated Declaration of
         Trust (d)
    (S)  Form of Amendment No. 15 to Amended and Restated Declaration of
         Trust (e)
    (T)  Form of Amendment No. 16 to Amended and Restated Declaration of
         Trust (h)
    (U)  Form of Amendment No. 17 to Amended and Restated Declaration of
         Trust (h)
    (V)  Form of Amendment No. 18 to Amended and Restated Declaration of
         Trust (h)
    (W)  Form of Amendment No. 19 to Amended and Restated Declaration of
         Trust (j)
    (X)  Form of Amendment No. 20 to Amended and Restated Declaration of
         Trust (j)
    (Y)  Form of Amendment No. 21 to Amended and Restated Declaration of
         Trust (k)
    (Z)  Form of Certificate of Amendment to Certificate of Trust (m)
    (AA) Form of Amendment No. 22 to Amended and Restated Declaration of
         Trust (m)
    (BB) Form of Amendment No. 23 to Amended and Restated Declaration of
         Trust (n)

(2) (A)  Form of Amended Bylaws of Registrant (b)
    (B)  Form of Amendment to Section 2.5 of Bylaws of Registrant (b)

(3)  Not Applicable

(4) Form of Agreement and Plan of Reorganization between Pilgrim Mutual Funds, on behalf of Pilgrim High Yield Fund and Pilgrim High Yield Fund III

(5)  See Exhibits 1 and 2

(6) Form of Investment Management Agreement between the Trust and Pilgrim Investments, Inc. (p)

(7) Form of Underwriting Agreement between the Trust and Pilgrim Securities, Inc. (p)

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998. (k)
     (B) Form of Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (k)
     (C) Form of Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998
          (k)
     (D) Form of Novation Agreement to Custody Agreement with Brown Brothers Harriman & Co. (n)
     (E) Form of Appendix C to Custody Agreement with Brown Brothers Harriman & Co. (n)
     (F) Form of Novation Agreement to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. (n)

     (G) Form of Appendix C to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. (n)
     (H)  Form of Custodian Agreement with Investors Fiduciary Trust Company (n)
     (I)  Form of Recordkeeping Agreement (n)

(10) (A) Form of Amended and Restated Service and Distribution Plan for Class A (m)
     (B) Form of Amended and Restated Service and Distribution Plan for Class B (m)
     (C) Form of Amended and Restated Service and Distribution Plan for Class C (m)
     (D)  Form of Amended and Restated Service Plan for Class Q (m)
     (E) Form of Amendment to Amended and Restated Service and Distribution Plan for Class B (n)
     (F) Form of Amendment to Amended and Restated Service and Distribution Plan for Class C (n)
     (G)  Form of Service and Distribution Plan for Class T (r)
     (H)  Form of Multiple Class Plan Pursuant to Rule 18f-3 (n)
     (I)  Form of Amended and Restated Multiple Class Plan Pursuant to
          Rule 18f-3 (r)

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(13) Form of Shareholder Service Agreement (n)

(14) Consents of Independent Auditors

(15) Not Applicable

(16) Powers of Attorney

(17) Not Applicable

----------
(a) Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on May 3, 1996 and incorporated herein by reference.

(b) Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(c) Filed as an exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.

(d) Filed as an exhibit to Post-Effective Amendment No. 40 to Registrants form N-1A Registration Statement on May 2, 1997 and incorporated herein by reference.

(e) Filed as an exhibit to Post-Effective Amendment No. 43 to Registrant's Form N-1A Registration Statement on July 14, 1997 and incorporated herein by reference.

(f) Filed as an exhibit to Post-Effective Amendment No. 45 to Registrant's Form N-1A Registration Statement on July 28, 1997 and incorporated herein by reference.

(g) Filed as an exhibit to Post-Effective Amendment No. 47 to Registrant's Form N-1A Registration Statement on September 2, 1997 and incorporated herein by reference.

(h) Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.

(i) Filed as an exhibit to Post-Effective Amendment No. 60 to Registrant's Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.

(j) Filed as an exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.

(k) Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.

(l) Filed as an exhibit to Registrant's Form N-14 Registration Statement on December 15, 1997 and incorporated herein by reference.

(m) Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

(n) Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

(o) Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.

(p) Filed as an exhibit to Post-Effective Amendment No. 72 to the Registrant's Form N-1A Registration Statement on September 2, 1999 and incorporated herein by reference.

(q) Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.

(r) Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 21st day of December, 1999.

                                        PILGRIM MUTUAL FUNDS

                                        By:
                                            ------------------------------------
                                            John G. Turner*
                                            Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                         Title                         Date
     ---------                         -----                         ----

                              Trustee and President            December 21, 1999
---------------------------   (Chief Executive Officer)
Robert W. Stallings*


                              Trustee                          December 21, 1999
---------------------------
Mary A. Baldwin *


                              Trustee                          December 21, 1999
---------------------------
Al Burton *


                              Trustee                          December 21, 1999
---------------------------
Paul S. Doherty *


                              Trustee                          December 21, 1999
---------------------------
Robert B. Goode, Jr. *


                              Trustee                          December 21, 1999
---------------------------
Alan L. Gosule *


                              Trustee                          December 21, 1999
---------------------------
Mark L. Lipson *

                              Trustee                          December 21, 1999
---------------------------
Walter H. May *


                              Trustee                          December 21, 1999
---------------------------
Jock Patton *


                              Trustee                          December 21, 1999
---------------------------
David W.C. Putnam *


                              Trustee                          December 21, 1999
---------------------------
John R. Smith *


                              Trustee                          December 21, 1999
---------------------------
John G. Turner *


                              Trustee                          December 21, 1999
---------------------------
David W. Wallace *


                              Principal Financial              December 21, 1999
---------------------------   Officer
Michael J. Roland *


*  By: /s/ James M. Hennessy
       ----------------------------
       James M. Hennessy
       Attorney-in-Fact**

** Executed pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX

(4)  Form of Agreement and Plan of Reorganization

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(14) Consents of Independent Auditors

(16) Powers of Attorney